--------------------------------------------------------------------------------

APRIL 30, 2000 (UNAUDITED)

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Chase Vista
Internationa
Equity Funds

SEMI-ANNUAL REPORT

EUROPEAN FUND

JAPAN FUND

INTERNATIONAL
EQUITY FUND

[Graphic; Globe]

[Logo; CHASE
THE RIGHT RELATIONSHIP IS EVERYTHING.(RegTM)]

                                                                      SAIE-3-600

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Contents
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Chairman's Letter                                                       1

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Chase Vista European Fund                                               2
 Fund Commentary
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Chase Vista Japan Fund                                                  6
 Fund Commentary

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Chase Vista International Equity Fund                                  10
 Fund Commentary
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Portfolios of Investments                                              14

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Fund Financial Statements                                              19
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International Equity Portfolio                                         39

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Portfolio Financial Statements                                         44
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Highlights

o Investors' rush to pick up "new economy" stocks bid up prices of technology-related issues, leaving all other sectors woefully behind.

o    The much-anticipated pullback in this trend finally took place in March.

o Since then, foreign markets have been sensitive to the U.S. equity market's activity.


               ---------------------------------------------------
               NOT FDIC INSURED May lose value / No bank guarantee
               ---------------------------------------------------
       Chase Vista Funds are distributed by Vista Fund Distributors, Inc.

--------------------------------------------------------------------------------

CHASE VISTA INTERNATIONAL EQUITY FUNDS

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Chairman's Letter
                                                                    June 5, 2000

Dear Shareholder:

We are pleased to present this semi-annual report for the Chase Vista International Equity Funds for the six months ended April 30, 2000.

World Equity Markets Move in Tandem

Enthusiasm for the "new economy," or those companies tied to the growth of new technology and the Internet, built to feverish levels during the reporting period. From November, 1999 through the middle of March, 2000, investors the world over bid up stocks in the technology, media and telecommunications sectors and virtually ignored other areas of the market. This was the case in the US, Europe, Japan and even the emerging markets.

With the benefit of hindsight, it's easy to see that the trend of "new economy" stock market outperformance reached its peak in the first part of March and that a pullback was inevitable. The problem, of course, is that to many investors the pullback was inevitable for a year as prices kept rising ever higher.

Following the selloff, many foreign markets remained highly sensitive to the US in general and the Nasdaq in particular. Just as in the US, a struggle began as equity markets attempted to sort through the rubble of March and April and determine where future leadership will come from in the wake of a harsh disruption in existing trends.

In late 1999 and early 2000, we had the classic case of a rising tide lifting all boats, with many "new economy" companies rising ever-higher despite the lack of sufficient profits to support them fundamentally. What's happening now is that investors are becoming much more realistic about placing future values on these companies, reining in projections from infinity to reality. This has had the effect of narrowing the time horizon in which companies must deliver the results that justify their valuations, a very healthy development that once again proves that the market is a self-correcting mechanism.

Beyond the Volatility

Beyond the painful volatility we have experienced, and may continue to experience, we nonetheless live in an amazing era, one in which a huge transformation in how people around the world live, work and relate to others is being driven by the advent and application of new technology. That hasn't changed.

What is changing is that investors have to be more selective, focusing on companies that can deliver results that justify their current valuations. These companies are to be found across industry sectors and national borders. You don't have to be a dot-com company to benefit from the Internet revolution, and we may find that some of the oldest companies in the world may turn out to be leaders in the information economy.

With a great deal of speculation squeezed out of the market, investors have the opportunity to reflect on what they own and re-focus on who will be the stronger companies going forward. At Chase Vista, we look forward to investing in these companies on your behalf in helping you build a more secure financial future.

Sincerely yours,

[Graphic; signature of Fergus Reid]

Fergus Reid
Chairman

--------------------------------------------------------------------------------

CHASE VISTA EUROPEAN FUND
As of April 30, 2000 (Unaudited)

--------------------------------------------------------------------------------

Fund Manager Q&A With Michael Browne

Michael, the Fund had a total return of 29.85% (Class A Shares, without sales charge) for the six months ended April 30, 2000, while its benchmark, the MSCI Europe Index was up 8.45%. How do you explain your strong relative performance?

From November through the middle of March, there was a huge divergence between stocks in the technology, media and telecommunications (TMT) sectors and virtually all other sectors. The Fund was overweight in these sectors during their strong run, with a specific interest in stocks related to the boom in mobile telephony in Europe. Additionally, our stock selection across the board was quite good.

But the TMT stocks fell sharply along with the Nasdaq in the US from March 10 to the end of the period. Did the Fund suffer?

Fortunately, we had been already paring back our holdings in TMT prior to the selloff, and by the end of March we were positioned in a fairly sector-neutral way. So while we certainly fell with the rest of the market, our overall performance for the period benefited as a result of our taking profits along the way.

What were the other key factors behind the Fund's performance?

The Fund has always emphasized companies where restructuring is taking place, and we saw a tremendous amount of restructuring activity during the period, particularly with regard to mergers and acquisitions. In fact, the Fund was invested in both Vodafone/Airtouch PLC and Mannesmann, whose merger was the largest ever in Europe.

What was the economic backdrop during the period?

Earnings growth has been excellent and economic growth continues to improve. The only downside of this, of course, has been higher short-term interest rates. However, we think we've seen the end to rising interest rates in the UK, a very important market for the Fund.

Given that the Fund is dollar denominated, the falling Euro had a negative impact on absolute performance. What's your view of the Euro going forward?

The view of the Euro here is rather straightforward--it's too cheap. It's important to remember the basic rules of currency movement, which tell us that a cheaper Euro will lead to higher exports relative to Europe's trading partners, effectively taking growth from countries with stronger currencies and delivering it to Europe. Ultimately, stronger relative growth is what's needed to strengthen the currency, and the good news is that this process has begun and is firmly in place. The better news is that, even were the Euro to bounce 10% today, the delay before this appreciation is reflected in export levels, which means that we're still looking at export-led growth in 2001.

What's your view of TMT stocks moving forward?

As in the United States, valuation remains a major issue. Clearly, skittish investors will want to continue to see that their previous enthusiasm for

CHASE VISTA EUROPEAN FUND
As of April 30, 2000 (Unaudited)


TMT was not misplaced. The first quarter results of European bellwether Nokia--arguably the world's premier mobile phone manufacturer--are supportive in this instance. After all, 69% revenue growth and 76% earnings growth go a long way towards justifying the stock's relatively high valuation. Our strategy has been--and will continue to be--to stick with well-known TMT issues that have both good earnings and strong momentum. This strategy is derived from our belief that it will be very difficult for companies without earnings to raise capital regardless of their potential. We want to own companies that can self-finance operations and capital expenditures out of current cash flow, companies that are profitable today and poised to benefit from growth tomorrow.

Average Annual Total Returns+

                                                           Since
                                                       Inception
                           1 Year        3 Years       (11/2/95)
--------------------------------------------------------------------------------
 Class A Shares
  Without Sales Charge     32.74%        26.30%           25.32%
  With Sales Charge*       25.08%        23.84%           23.68%
--------------------------------------------------------------------------------
 Class B Shares
  Without CDSC             31.84%        25.41%           24.44%
  With CDSC**              26.84%        24.77%           24.23%
--------------------------------------------------------------------------------
 Class C Shares
  Without CDSC             31.84%        25.41%           24.44%
  With CDSC***             30.84%        25.41%           24.44%
--------------------------------------------------------------------------------

Source: Lipper Analytical Services. Past performance is not indicative of future results. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.

The Fund is currently waiving certain fees. This waiver may be terminated, which would reduce performance.

* Sales charge on Class A Shares is 5.75%.

** Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 3% for the three-year period and a 3% CDSC for the period since inception.

*** Assumes 1% CDSC for the one year period and 0% thereafter.

International investing involves a greater degree of risk and increased volatility. The fund may be also subject to the additional risk of non-diversified "regional" fund investing.

+ The Fund commenced operations on 11/2/95. Class B and C Shares were introduced on 11/3/95 and 11/1/98 respectively. Performance prior to introduction is based upon historical expenses of the predecessor Class A Shares, which are lower than the actual expenses of the B and C Shares.

CHASE VISTA EUROPEAN FUND
As of April 30, 2000 (Unaudited)


Percentage of Total Portfolio Investments

[Pie chart data]

United Kingdom      (27.1%)
France              (18.2%)
Germany             (12.3%)
Switzerland         (10.9%)
Finland              (8.2%)
Spain                (6.3%)
Sweden               (5.1%)
Italy                (4.3%)
Netherlands          (4.3%)
United States        (1.8%)
Other                (1.5%)

Top Ten Equity Holdings of the Portfolio

1. Nokia OYJ (4.9%) An international telecommunications company which develops and manufactures mobile phones, networks and systems for cellular and fixed networks.

2. Vodafone AirTouch PLC (4.5%) Provides mobile telecommunications services. It supplies customers with digital and analog cellular telephone, paging and personal communications services.

3. Telefonaktiebolget LM Ericsson, Class B (3.8%) Develops and produces advanced systems and products for wired and mobile communications in public and private networks. The product line includes digital and analog systems for telephones and networks, microwave radio links, radar surveillance systems and business systems.

4. BP Amoco PLC (3.1%) An oil and petrochemicals company which explores for and produces oil and natural gas; refines, markets and supplies petroleum products; and manufactures and markets chemicals.

5. Total Fina SA, Class B (2.9%) Explores for, produces, refines, transports and markets oil and natural gas. The Company also operates a chemical division which produces rubber, paint, ink, adhesives and resins.

6. France Telecom SA (2.6%) Provides telecommunications services in France. The Company operates a network of about 33.7 million telephone lines for homes and businesses and a mobile telecommunications service with over 4 million subscribers.

7. Sonera OYJ (2.5%) Offers telecommunications services, including fixed line and mobile telephone, data communications and networked multimedia services.

8. SmithKline Beecham PLC (2.4%) Discovers, develops, manufactures and markets pharmaceuticals, vaccines, over the counter medicines and health-related consumer products. Also provides healthcare services, including clinical laboratory testing, disease management and pharmaceutical benefit management.

9. Barclays PLC (2.4%) Offers commercial and investment banking, insurance, financial and related services. Its subsidiary, Barclays Bank plc, operates over 1,900 branches in the United Kingdom. Overall, the Company operates branches in over 60 countries.

10. Credit Commercial de France (2.3%) Provides retail banking, investment banking, fund management and private banking through 195 branches in France, with regional banks operating another 450 branches.


Top 10 equity holdings comprised 31.4% of the Portfolio's market value of investments. Portfolio holdings are subject to change at any time.

CHASE VISTA EUROPEAN FUND
As of April 30, 2000 (Unaudited)


Life of Fund Performance (11/2/95 to 4/30/00)

[Line chart data]

               Chase               Lipper
               Vista     MSCI      European
               European  Europe    Funds
               Fund      Index     Average
11/02/95        9425     10000     10000
1996           10542     10877     11009
1997           12918     13207     12966
1998           19160     18785     18373
1999           19606     19523     18370
4/30/00        26026     21529     22702

Source: Lipper Analytical Services, Inc. Past performance is not indicative of the future results. Investment return and principal value will fluctuate with market conditions. When shares are redeemed, they may be worth more or less than their original cost.

This chart illustrates comparative performance for $10,000 invested in Class A Shares of Chase Vista European Fund, the Lipper European Funds Average and the MSCI Europe Index from November 2, 1995 to April 30, 2000. The performance of the Fund assumes the reinvestment of all dividends and capital gains and includes a 5.75% sales charge. The performance of the average and the index does not include a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains on the securities included in the benchmark.

The Fund is currently waiving certain fees. This voluntary waiver may be modified or terminated at any time, which would reduce performance.

The Lipper European Funds Average represents the average performance of a universe of 91 actively managed mutual funds that invest in European stocks. Lipper is an independent mutual fund performance monitor whose results are based on total return and do not reflect a sales charge.

The MSCI Europe Index is a replica (or model) of the performance of the European markets. The index is unmanaged and reflects the reinvestment of dividends. An individual cannot invest directly in the index.

International investing involves a greater degree of risk and increased volatility. Changes in currency and exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations. The Fund may also be subject to the additional risk of non-diversified "Regional" fund investing.

--------------------------------------------------------------------------------

CHASE VISTA JAPAN FUND
As of April 30, 2000 (Unaudited)

--------------------------------------------------------------------------------

Fund Manager Q&A With Richard Aston

Richard, the Fund had a total return of .71% (Class A shares, without sales charges) for the six months ended April 30, 2000, while its benchmark, the MSCI Japan Index, rose 3.39%. Why did the Fund lag its benchmark?

It's important to note that there was a manager change during the period, and that the Fund's underperformance was concentrated in November and December, 1999. The Fund was not fully positioned for the strong performance of a narrow group of high-tech and Internet-related stocks at the end of 1999.

What's driving the Japanese equity market at this point?

It has been largely influenced by Nasdaq and we expect this to continue moving forward. For the market to make its own headway, we must begin to see some strength in the domestic economy and that, to a large degree, depends on domestic consumption, which remains weak. While the government's spending program has had a noticeable effect on the capital spending side of the economy, this has yet to feed through to consumption. While there is a possibility that we may be at a turning point in terms of consumption, the timing remains very uncertain. One other factor to keep in mind is the general election in June and the potential effect political maneuvering may have on the markets.

Please explain the change in the Nikkei 225 index in April and why many market participants now consider the Nikkei less important moving forward than the other major index, the TOPIX 1st Section.

The change of the Nikkei 225 from a market-cap weighted index to a price-weighted measure has caused broadly divergent performance between that index and the TOPIX 1st Section since it was announced on April 15. Since then, the TOPIX has remained relatively flat, going from 1653 on April 15 to 1660 on April 24 to 1636 on May 17. The Nikkei has fallen dramatically during this time period, from 20434 to 18252 to 17404. In our view, the change has made the Nikkei 225 unreliable as a measure of market performance, hastening the rise of the TOPIX as the index of record.

What other factors are you looking at moving forward?

We're concerned that, after 18 months of net foreign investment inflows, foreign buyers were net sellers of Japanese equities in April. This has been part of the reason the yen has weakened relative to the dollar, with the other major factor being rising interest rates in the United States. When you put these issues together--net foreign outflows, a weaker yen and the lack of a recovery in the domestic market--it's difficult to see the market moving ahead robustly in the short term. In this environment, we'll continue to focus on individual stock selection.

CHASE VISTA JAPAN FUND
As of April 30, 2000 (Unaudited)


Average Annual Total Returns+

                                                           Since
                                                       Inception
                           1 Year        3 Years       (11/2/95)
--------------------------------------------------------------------------------
 Class A Shares
  Without Sales Charge     27.38%        4.07%             1.53%
  With Sales Charge*       20.12%        2.02%             0.20%
--------------------------------------------------------------------------------
 Class B Shares
  Without CDSC             26.93%        3.44%             0.87%
  With CDSC**              21.93%        2.49%             0.45%
--------------------------------------------------------------------------------

Source: Lipper Analytical Services. Past performance is not indicative of future results. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.

The Fund is currently waiving certain fees. This waiver may be terminated, which would reduce performance.

* Sales charge on Class A Shares is 5.75%.

** Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 3% for the three-year period and a 3% CDSC for the period since inception.

International investing involves a greater degree of risk and increased volatility. The fund may be also subject to the additional risk of non-diversified "regional" fund investing.

+ The Fund commenced operations on 11/2/95. Class B Shares were introduced on 11/3/95. Performance prior to introduction is based upon historical expenses of the predecessor Class A Shares, which are lower than the actual expenses of the B Shares.

CHASE VISTA JAPAN FUND
As of April 30, 2000 (Unaudited)


Percentage of Total Portfolio Investments

[Pie chart data]

Technology          (41.8%)
Consumer Cyclicals  (15.9%)
Utilities           (14.0%)
Financial           (11.6%)
Health Care          (7.9%)
Basic Materials      (3.5%)
Capital Goods        (2.4%)
Consumer Staples     (1.0%)
Transportation       (1.0%)
Real Estate          (0.9%)

Top Ten Equity Holdings of the Portfolio

1. Toyota Motor Corp. (9.7%) Produces, sells, leases and repairs passenger cars, trucks, buses, boats and airplanes in Japan and overseas.

2. NTT Mobile Communications Network, Inc. (7.9%) Provides various telecommunications services including cellular phones, car phones, pagers and packet communication services.

3. Tokyo Electron LTD (6.4%) Develops products such as systems for chip making processes, including chemical vapor deposition, diffusion, etching, cleaning and testing. TEL also makes liquid crystal display production equipment, and it distributes other companies' chip making equipment, computer systems, networking products and software.

4. Hoya Corp. (4.0%) Manufactures electro-optics products such as photomasks for semiconductors, eyeglasses, contact lenses, medical service products and crystal products. The Company also sells its products in Asia and overseas markets.

5. Nitto Denko Corp. (3.1%) Markets and manufactures electrical insulation materials such as varnishes, adhesive tapes and self-fusing tapes. It also produces electronic products used for optical media, semiconductor, home electric appliances, automobiles, housing and construction, packaging, environmental protection and health care.

6. Trend Micro Inc. (2.9%) Develops, markets and supports anti-virus servers. Products include InterScan[RegTM] VirusWall 2.6, which provides virus scanning solutions for Check Point, and FireWall-1 on the Sun Solaris platform.

7. Nippon Telegraph & Telephone Corp. (2.9%) Provides a variety of telecommunication services, including telephone, telegraph, leased circuits, data communication, terminal equipment sales and related services. The Company provides both local and long distance telephone services within Japan.

8. Softbank Corp. (2.9%) Invests in Internet, software, financial and computer networking companies. Through its subsidiaries, the Company provides electronic commerce, software and peripheral hardware equipment for PCs, consulting services and technical support of computer networks and systems.

9. Rohm Co., LTD (2.6%) Manufactures custom linear integrated circuits and semiconductor devices for use primarily in consumer electronics. It has plants in Brazil, South Korea and the U.S. to boost its overseas production. Subsidiaries include Wako Electric and Apollo Electronics.

10. Takeda Chemical Industries (2.6%) Produces and sells health-care related products. It specializes in pharmaceuticals, cosmetics, food supplements, vitamins and chemicals, as well as environmental materials including pesticides and other agrochemicals. It researches and develops new drugs using its own biotechnology.

Top 10 equity holdings comprised 45.0% of the Portfolio's market value of investments. Portfolio holdings are subject to change at any time.

CHASE VISTA JAPAN FUND
As of April 30, 2000 (Unaudited)


Life of Fund Performance (11/2/95 to 4/30/00)

[Line chart data]

                         Lipper    Tokyo SE
               Chase     Japan     (Topix)
               Vista     Equity    1st       MSCI
               Japan     Funds     Section   Japan
               Fund      Average   Index     Index
11/02/95        9425     10000     10000     10000
1996           10518     11389     11844     11816
1997            8950      9264      8227      8616
1998            8093      8341      6896      7327
1999            7920     10610      7134      8868
04/30/00       10088     16087      9084     11452

Source: Lipper Analytical Services, Inc. Past performance is not indicative of the future results. Investment return and principal value will fluctuate with market conditions. When shares are redeemed, they may be worth more or less than their original cost.

This chart illustrates comparative performance for $10,000 invested in Class A Shares of Chase Vista Japan Fund, the Lipper Japan Equity Funds Average, the MSCI Japan Index and the Tokyo SE (Topix) 1st Section from November 2, 1995 to April 30, 2000. The performance of the Fund assumes the reinvestment of all dividends and capital gains and includes a 5.75% sales charge. The performance of the average and the indices does not include a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains on the securities included in the benchmark.

The Fund is currently waiving fees. This voluntary waiver may be modified or terminated at any time, which would reduce performance.

The Lipper Japan Equity Funds Average represents the average performance of a universe of actively managed mutual funds that invest primarily in Japanese stocks. Lipper is an independent mutual fund performance monitor whose results are based on total return and do not reflect a sales charge.

The Tokyo SE (Topix) 1st Section also known as the Tokyo Price Index, is an unmanaged capitalization-weighted index of all the companies listed on the First Section of the Tokyo Stock Exchange. The index is unmanaged and reflects reinvestment of dividends. MSCI Japan Index is a replica (or model) of the performance of the Japan Equity Markets. This index is unmanaged and reflects the reinvestment of dividends. An individual cannot invest directly in the Index.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the Unites States and other nations. The Fund may be also subject to the additional risk of non-diversified "regional" fund investing.

--------------------------------------------------------------------------------

CHASE VISTA INTERNATIONAL EQUITY FUND
As of April 30, 2000 (Unaudited)

--------------------------------------------------------------------------------

Fund Manager Q&A With Michael Browne

Michael, the Fund had a total return of 19.70% (Class A shares, without sales charges) for the six months ended April 30, 2000, while its benchmark, the MSCI EAFE Index had a return of 6.84%. How did the Fund achieve this superior relative performance?

Performance was primarily driven by our focus on technology, telecommunications and Internet companies as global investors preferred these sectors almost exclusively in markets around the world. Early in the period, the Fund benefited from very good stock selection in Europe, where two-thirds of its assets were invested and where we mixed well-known names with smaller "new technology" holdings. We were also fortunate to have begun paring back our holdings in "new economy" stocks prior to and during the selloff in these issues, so we were able to maintain the performance advantage over our peers that we had built earlier in the period.

On a regional basis, how was the Fund allocated?

We were fairly neutral in terms of country, region and currency exposure for most of the reporting period. Early on, there was a slight bias towards Latin America at the expense of Southeast Asia, but we later reduced our Latin American holdings on the belief that the region's markets would underperform due to rising US interest rates.

When you reduced your holdings in new economy companies, where did you redirect the assets?

This was largely done on a stock-by-stock basis, with particular emphasis on large index stocks in Europe that had underperformed but which, in our view, were likely to benefit from the economic growth present in the world economy.

After having been the world's best performing region in 1999, Japan has struggled in the past few months. What's your view moving forward?

Moving forward, we expect that the Japanese equity market direction will continue to be largely influenced by the Nasdaq. For the market to make its own headway, we must begin to see some strength in the domestic economy and that, to a large degree, depends on domestic consumption, which remains weak. While the government's spending program has had a noticeable effect on the capital spending side of the economy, this has yet to feed through to consumption. While there is a possibility that we may be at a turning point in terms of consumption, the timing remains very uncertain. One other factor to keep in mind is the general election in June and the potential effect political maneuvering may have on the markets.

What about Europe?

In response to the market volatility in Europe, we've taken the position that overall economic fundamentals remain positive and that plenty of opportunity exists in individual stocks and sectors. The validation and coupling of these two ideas can be found today in the semiconductor sector, where tremendous demand is leading to massive shortages and helping to push the

CHASE VISTA INTERNATIONAL EQUITY FUND
As of April 30, 2000 (Unaudited)


stocks of semiconductor producers and equipment manufacturers higher. As in the US, semiconductor stocks have been among the strongest performers in 2000, surviving the tech wreck in good shape and looking set to move higher in light of the positive supply-and-demand picture. As much as we like the semiconductor fundamentals on a stock-selection basis, we are even more enthusiastic about what these fundamentals are telling us about the macroeconomic situation. Clearly, in addition to exemplifying new technology growth, the semiconductor squeeze is a great indicator of overall economic demand.

Average Annual Total Returns+

                                                            Since
                                                        Inception
                           1 Year        5 Years       (12/31/92)
--------------------------------------------------------------------------------
 Class A Shares
  Without Sales Charge     27.58%        10.27%             9.14%
  With Sales Charge*       20.23%         8.97%             8.27%
--------------------------------------------------------------------------------
 Class B Shares
  Without CDSC             26.92%         9.75%             8.66%
  With CDSC**              21.92%         9.47%             8.66%
--------------------------------------------------------------------------------

Source: Lipper Analytical Services. Past performance is not indicative of future results. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.

The Fund is currently waiving certain fees. This waiver may be terminated, which would reduce performance.

* Sales charge for Class A Shares is 5.75%.

** Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five-year period and 0% since inception.

International investing involves a greater degree of risk and increased volatility. The fund may be also subject to the additional risk of non-diversified "regional" fund investing.

+ The Fund commenced operations on 12/31/92. Class B shares were introduced on 11/4/93. Performance prior to introduction is based upon historical expenses of the predecessor Class A Shares, which are lower than the actual expenses of the Class B Shares.

CHASE VISTA INTERNATIONAL EQUITY FUND
As of April 30, 2000 (Unaudited)


Percentage of Total Portfolio Investments

[Pie chart data]

Japan               (23.5%)
United Kingdom      (19.8%)
France              (12.6%)
Germany              (8.8%)
Switzerland          (8.1%)
Finland              (6.4%)
Spain                (4.5%)
Sweden               (4.1%)
Italy                (3.5%)
Other                (3.1%)
Netherlands          (3.0%)
Brazil               (1.3%)
United States        (1.3%)

Top Ten Equity Holdings of the Portfolio

1. Nokia OYJ (4.1%) An international telecommunications company which develops and manufactures mobile phones, networks and systems for cellular and fixed networks.

2. Vodafone AirTouch PLC (3.4%) Provides mobile telecommunications services. It supplies customers with digital and analog cellular telephone, paging and personal communications services.

3. Telefonaktiebolaget LM Ericsson, Class B (3.0%) Develops and produces advanced systems and products for wired and mobile communications in public and private networks. The product line includes digital and analog systems for telephones and networks, microwave radio links, radar surveillance systems and business systems.

4. BP Amoco PLC (2.2%) An oil and petrochemicals company which explores for and produces oil and natural gas; refines, markets and supplies petroleum products; and manufactures and markets chemicals.

5. Total Fina SA, Class B (2.0%) Explores for, produces, refines, transports and markets oil and natural gas. The Company also operates a chemical division which produces rubber, paint, ink, adhesives and resins.

6. NTT Mobile Communications Network, Inc. (1.8%) Provides various telecommunications services including cellular phones, car phones, pagers and packet communication services.

7. Barclays PLC (1.8%) Offers commercial and investment banking, insurance, financial and related services. Its subsidiary, Barclays Bank plc, operates over 1,900 branches in the United Kingdom. Overall, the Company operates branches in over 60 countries.

8. Credit Commercial de France (1.8%) Provides retail banking, investment banking, fund management and private banking through 195 branches in France, with regional banks operating another 450 branches.

9. Sonera OYJ (1.7%) Offers telecommunications services, including fixed line and mobile telephone, data communications and networked multimedia services.

10. SmithKline Beecham PLC (1.7%) Discovers, develops, manufactures and markets pharmaceuticals, vaccines, over the counter medicines and health-related consumer products. Also provides healthcare services, including clinical laboratory testing, disease management and pharmaceutical benefit management.

Top 10 equity holdings comprised 23.5% of the Portfolio's market value of investments. Portfolio holdings are subject to change at any time.

CHASE VISTA INTERNATIONAL EQUITY FUND
As of April 30, 2000 (Unaudited)


Life of Fund Performance (12/31/92 to 4/30/00)

[Line chart data]

               Chase
               Vista     Lipper
               Inter-    Inter-
               national  national  MSCI
               Equity    Funds     EAFE
               Fund      Average   Index
12/31/92        9425     10000     10000
4/30/93        10273     11382     12276
1994           11484     13795     14354
1995           10980     13694     15200
1996           12446     15950     16982
1997           12471     16811     16878
1998           14630     20378     20124
1999           14034     21017     22098
4/30/00        17897     26058     25233

Source: Lipper Analytical Services, Inc. Past performance is not indicative of the future results. Investment return and principal value will fluctuate with market conditions. When shares are redeemed, they may be worth more or less than their original cost.

This chart illustrates comparative performance for $10,000 invested in Class A Shares of Chase Vista International Equity Fund, the Lipper International Funds Average and the MSCI EAFE Index from December 31, 1992 to April 30, 2000. The performance of the Fund assumes reinvestment of all dividends and capital gains and includes a 5.75% sales charge. The performance of the average and the index does not include a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains on the securities included in the benchmark.

The Fund is currently waiving fees. This voluntary waiver may be modified or terminated at any time, which would reduce performance.

The Lipper International Funds Average represents the average performance of a universe of 485 actively managed international stock funds. Lipper is an independent mutual fund performance monitor whose results are based on total return and do not reflect a sales charge.

The MSCI EAFE (Europe, Australia, Far East) Index is a replica (or model) of the performance of the world's equity markets, excluding the U.S. and Canada. The Index is unmanaged and reflects the reinvestment of dividends. An individual cannot invest directly in the Index.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

--------------------------------------------------------------------------------

CHASE VISTA EUROPEAN FUND
Portfolio of Investments

--------------------------------------------------------------------------------

As of April 30, 2000 (unaudited)

Shares        Issuer                                             Value (USD)
--------------------------------------------------------------------------------
 Long-Term Investments -- 94.1%
--------------------------------------------------------------------------------
              Common Stock -- 92.5%
              ---------------------
              Belgium -- 0.3%
    1,980     Ubizen *                                          $   279,663

              Finland -- 7.7%
   30,000     Comptel OYJ                                           679,610
   81,216     Nokia OYJ                                           4,669,913
    6,994     Satama Interactive OYJ *                               82,152
   43,857     Sonera OYJ                                          2,417,865
                                                                -----------
                                                                  7,849,540
              France -- 17.2%
    5,560     Alcatel SA                                          1,291,971
    5,250     AXA                                                   780,281
      134     Bouygues SA -- New *                                   85,842
    2,010     Bouygues SA                                         1,285,792
   29,981     CNP Assurances                                        875,886
   15,667     Credit Commercial de France                         2,237,137
   16,050     France Telecom SA                                   2,489,272
    2,000     Havas Advertising                                   1,000,553
   18,700     Lagardere SCA                                       1,269,508
    2,700     Pinault-Printemps-Redoute SA                          545,958
    8,223     STMicroelectronics NV *                             1,572,825
   18,179     Total Fina SA, Class B                              2,764,803
   12,333     Vivendi                                             1,222,744
                                                                -----------
                                                                 17,422,572
              Germany -- 10.0%
    4,000     BKN International AG *                                191,363
    4,750     CE Consumer Electronic AG                             800,762
      431     CE Consumer Electronic AG -- New *                     70,891
   33,800     Commerzbank AG                                      1,281,291
   31,230     Deutsche Telekom AG                                 2,006,314
      490     Intershop Communication AG *                          218,121
    6,962     Ision Internet AG *                                   455,509
   61,980     Kamps AG                                            2,030,431
    3,227     Marschollek Lautenschlaeger und Partner AG          1,146,836
    4,500     Rational AG *                                         168,126
   11,720     Siemens AG                                          1,733,341
                                                                -----------
                                                                 10,102,985
              Ireland -- 0.7%
   42,000     Bank of Ireland                                       283,982
   73,443     Green Property PLC                                    378,673
                                                                -----------
                                                                    662,655
              Italy -- 4.1%
  147,300     Autogrill SPA                                       1,409,386
   63,800     Banca Fideuram SPA                                    953,460
    1,560     Freedomland-Internet Television Network SPA *         127,797
  101,000     Telecom Italia Mobile SPA                             966,381
   48,000     Telecom Italia SPA                                    672,722
                                                                -----------
                                                                  4,129,746
              Netherlands -- 4.1%
    5,700     Gucci Group NV                                        507,726
   29,424     Koninklijke Philips Electronics NV                  1,315,696
   23,000     Royal Dutch Petroleum Co.                           1,328,786
   18,350     VNU NV                                                984,057
                                                                -----------
                                                                  4,136,265


                       See notes to financial statements.

CHASE VISTA EUROPEAN FUND
Portfolio of Investments (Continued)

As of April 30, 2000 (unaudited)

Shares        Issuer                                                Value (USD)
--------------------------------------------------------------------------------
 Long-Term Investments -- Continued
--------------------------------------------------------------------------------
              Portugal -- 0.5%
    21,700    Banco Espirito Santo SA                              $   504,241

              Spain -- 5.9%
    90,300    Amadeus Global Travel Distribution SA, Class A *       1,119,089
    18,600    Bankinter SA                                             883,904
    45,456    Continente SA                                            708,313
    49,160    Endesa SA                                              1,068,858
    39,200    Fomento de Construcciones y Contratas SA                 805,509
    63,522    Telefonica SA                                          1,417,012
                                                                   -----------
                                                                     6,002,685
              Sweden -- 4.8%
     5,440    Framtidsfabriken AB *                                     89,323
    25,750    Skandia Forsakrings AB                                 1,233,900
    40,350    Telefonaktiebolaget LM Ericsson, Class B               3,592,091
                                                                   -----------
                                                                     4,915,314
              Switzerland -- 10.2%
    14,000    ABB LTD *                                              1,574,566
     5,100    Charles Voegele Holding AG *                             993,039
       490    Compagnie Financiere Richemont, Class A                1,193,333
     8,744    Credit Suisse Group                                    1,583,142
     2,400    Distefora Holding AG *                                   746,305
    12,700    Fantastic Corp. *                                        233,772
       892    Nestle SA                                              1,576,123
     1,189    Novartis AG                                            1,664,832
       525    PubliGroupe SA                                           405,847
     3,000    Sia Abrasives Holding AG *                               430,695
                                                                   -----------
                                                                    10,401,654
              United Kingdom -- 25.4%
    37,500    AstraZeneca Group PLC                                  1,577,906
    88,908    Barclays PLC                                           2,284,404
   336,350    BP Amoco PLC                                           2,918,448
    43,689    British Aerospace PLC                                    269,356
    97,366    British Telecom PLC                                    1,753,645
    61,853    Cable & Wireless PLC                                   1,028,852
     6,800    Filtronic PLC                                            184,083
    44,168    Glaxo Wellcome PLC                                     1,369,151
    94,000    Hanson PLC                                               694,271
   135,420    HSBC Holdings PLC                                      1,506,647
    68,770    Kingfisher PLC                                           565,767
    65,300    Laporte PLC                                              536,452
   656,000    Laporte PLC, Class B *                                     5,133
   251,479    Legal & General Group PLC                                659,137
    59,090    Marconi Electronic Systems PLC                           741,100
         1    New Dixons Group PLC                                           4
    22,645    NXT PLC *                                                418,132
    16,300    PowderJect Pharmaceuticals PLC *                         112,738
    33,450    Sema Group PLC                                           540,175
    48,000    Shell Transport & Trading Co., PLC                       392,452
   170,108    SmithKline Beecham PLC                                 2,338,435
   317,456    Tesco PLC                                              1,087,894
   934,531    Vodafone AirTouch PLC                                  4,306,636
    38,209    WPP Group PLC                                            618,223
                                                                   -----------
                                                                    25,909,041


                       See notes to financial statements.

CHASE VISTA EUROPEAN FUND
Portfolio of Investments (Continued)


As of April 30, 2000 (unaudited)

Shares        Issuer                                              Value (USD)
--------------------------------------------------------------------------------
 Long-Term Investments -- Continued
--------------------------------------------------------------------------------
              United States -- 1.6%
   11,900     Infonet Services Corp., Class B *                  $   200,813
   14,400     LHS Group, Inc. *                                      566,871
   10,000     Uproar LTD. # *                                        125,297
   18,500     Viatel, Inc. *                                         707,625
                                                                 -----------
                                                                   1,600,606
             -------------------------------------------------------------------
              Total Common Stock                                  93,916,967
              (Cost $83,469,972)
             -------------------------------------------------------------------
              Preferred Stock -- 1.6%
              -----------------------
              Germany -- 1.6%
    2,273     Marschollek Lautenschlaeger und Partner AG           1,205,481
      660     SAP AG                                                 389,122
             -------------------------------------------------------------------
              Total Preferred Stock                                1,594,603
              (Cost $977,893)
             -------------------------------------------------------------------
              Warrant -- 0.0%
              ---------------
              Germany -- 0.0%
       71     Muenchener Rueckversicherungs-Gesellschaft AG,           5,435
              Expires 06/03/02
              (Cost $0)
Principal
Amount
(DEM)
              Convertible Bond -- 0.0%
              ------------------------
              Germany -- 0.0%
    4,800     DaimlerChrysler AG, 5.75%, 06/15/02                      2,844
              (Cost $3,447)
--------------------------------------------------------------------------------
              Total Investments -- 94.1%                         $95,519,849
              (Cost $84,451,312)
--------------------------------------------------------------------------------

Summary of Investments by Industry, April 30, 2000
--------------------------------------------------
Industry                         % of Investment Securities
-------------------------------------------------------------
Telecommunications                  21.8%
Banking                             11.1%
Telecommunications Equipment         8.0%
Oil & Gas                            7.8%
Pharmaceuticals                      7.4%
Financial Services                   5.4%
Food/Beverage Products               4.9%
Construction                         3.9%
Insurance                            3.0%
Retailing                            2.9%
Diversified                          2.6%
Semi-Conductors                      2.6%
Manufacturing                        2.3%
Advertising                          2.1%
Internet Services/Software           2.0%
Other (below 2%)                    12.2%
-------------------------------------------------------------
Total                              100.0%
-------------------------------------------------------------


                       See notes to financial statements.

--------------------------------------------------------------------------------

CHASE VISTA JAPAN FUND
Portfolio of Investments

--------------------------------------------------------------------------------

As of April 30, 2000 (unaudited)

Shares        Issuer                                        Value (USD)
--------------------------------------------------------------------------------
 Long-Term Investments -- 93.1%
--------------------------------------------------------------------------------
              Common Stock -- 93.1%
              ---------------------
              Automotive -- 9.1%
    5,000     Toyota Motor Corp.                           $   248,446

              Banking -- 6.0%
    5,000     Asahi Bank LTD                                    24,058
    2,000     Bank of Tokyo-Mitsubishi LTD                      25,798
    3,000     Industrial Bank of Japan LTD                      24,706
    3,000     Mitsubishi Trust & Banking                        25,178
    4,000     Sanwa Bank LTD                                    38,640
    2,000     Sumitomo Bank LTD                                 25,002
                                                           -----------
                                                               163,382
              Chemicals -- 1.4%
    3,000     Kaneka Corp.                                      38,586

              Computer Networks -- 3.0%
    2,000     Fujitsu LTD                                       56,630
      100     Fujitsu Support & Service, Inc.                   14,805
      100     Fujitsu Support & Service, Inc. -- New *          11,603
                                                           -----------
                                                                83,038
              Computer Software -- 3.6%
      200     Konami Co., LTD                                   12,214
      200     Konami Co., LTD -- New *                          11,677
      500     Trend Micro Inc. *                                74,951
                                                           -----------
                                                                98,842
              Construction Materials -- 0.6%
    2,000     Asahi Glass Co., LTD                              17,544

              Consumer Products -- 3.9%
    1,000     Hitachi Maxell                                    26,186
        7     Japan Tobacco, Inc.                               51,494
    1,000     KAO Corp.                                         30,443
                                                           -----------
                                                               108,123
              Distribution -- 1.3%
    4,000     Mitsubishi Corp.                                  34,792

              Electronics/Electrical Equipment -- 22.4%
      500     Fanuc LTD                                         52,373
    4,000     Hitachi LTD                                       47,746
      200     Mabuchi Motor Co., LTD                            22,022
    2,000     Matsushita Electric Industrial Co., LTD           52,928
    4,000     Minebea Co., LTD                                  48,857
    2,000     NEC Corp.                                         54,407
    2,000     Nitto Denko Corp.                                 78,466
    1,000     Omron Corp.                                       27,204
      200     Rohm Co., LTD                                     66,992
    2,000     Sharp Corp.                                       38,586
      400     Sony Corp.                                        45,933
      400     Sony Corp. -- New *                               46,266
    3,000     Toshiba Corp.                                     29,092
                                                           -----------
                                                               610,872
              Financial Services -- 4.1%
    4,000     Daiwa Securities Group, Inc.                      61,071
      360     Orix Corp.                                        51,366
                                                           -----------
                                                               112,437


                       See notes to financial statements.

CHASE VISTA JAPAN FUND
Portfolio of Investments (Continued)


As of April 30, 2000 (unaudited)

Shares        Issuer                                       Value (USD)
--------------------------------------------------------------------------------
 Long-Term Investments -- Continued
--------------------------------------------------------------------------------
              Food/Beverage Products -- 0.9%
    1,000     Katokichi Co., LTD                          $    24,336

              Health Care/Health Care Services -- 3.7%
    1,000     Hoya Corp.                                      101,784

              Insurance -- 0.7%
    2,000     Tokio Marine & Fire Insurance Co.                19,506

              Internet Services/Software -- 2.7%
      300     Softbank Corp.                                   73,840

              Metals/Mining -- 0.9%
   11,000     Nippon Steel Corp.                               24,734

              Office/Business Equipment -- 1.5%
    2,000     Ricoh Corp., LTD                                 42,194

              Paper/Forest Products -- 0.9%
    4,000     Nippon Paper Industries Co., LTD                 25,317

              Pharmaceuticals -- 3.8%
    1,000     Fujisawa Pharmaceutical Co.                      37,475
    1,000     Takeda Chemical Industries                       65,790
                                                          -----------
                                                              103,265
              Printing & Publishing -- 1.9%
    3,000     Dai Nippon Printing Co., LTD                     50,883

              Real Estate -- 0.8%
    2,000     Mitsubishi Estate Co., LTD                       22,485

              Semi-Conductors -- 5.9%
    1,000     Tokyo Electron LTD                              162,948

              Telecommunications -- 11.5%
        6     Nippon Telegraph & Telephone Corp.               74,394
        3     NTT Data Corp.                                   39,974
        6     NTT DoCoMo, Inc.                                200,422
                                                          -----------
                                                              314,790
              Transportation -- 0.9%
    1,000     Yamato Transport Co., LTD                        24,983

              Utilities -- 1.6%
   16,000     Osaka Gas Co., LTD                               43,676
--------------------------------------------------------------------------------
              Total Investments -- 93.1%                  $ 2,550,803
              (Cost $2,219,114)
--------------------------------------------------------------------------------

Long Futures Outstanding
------------------------
                                                                     Notional
  Number                                               Original      Value at        Unrealized
    of                                Expiration       Notional      04/30/00       Depreciation
Contracts     Description                Date        Value (USD)       (USD)           (USD)
------------------------------------------------------------------------------------------------
     2        Nikkei 225               June 2000     $182,731        $167,713       ($15,018)
              Stock Average Index

Index:
* Non-income producing security.
# Security may only be sold to qualified institutional buyers.


                       See notes to financial statements.

--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES April 30, 2000 (unaudited)

--------------------------------------------------------------------------------

                                                                                   International
                                                      European          Japan         Equity
                                                        Fund            Fund           Fund
==============================================================================================
ASSETS:
 Investment securities, at value (Note 1) .........  $ 95,519,849     $2,550,803   $44,446,317
 Cash .............................................     4,713,909         68,272            --
 Foreign Currency (a) .............................       959,432        230,575            --
 Other assets .....................................           486             39           112
 Receivables:
  Interest and dividends ..........................       192,132         16,717            --
  Fund shares sold ................................       932,872         10,399        15,145
----------------------------------------------------------------------------------------------
    Total Assets ..................................   102,318,680      2,876,805    44,461,574
----------------------------------------------------------------------------------------------
LIABILITIES:
 Payables:
  Investment securities purchased .................       487,918        103,884            --
  Fund shares redeemed ............................        37,792            100        31,117
  Variation margin on futures contracts ...........            --         15,018            --
 Accrued liabilities: (Note 2)
  Investment advisory fees ........................        69,602             --            --
  Administration fees .............................        12,283             --         3,647
  Shareholder servicing fees ......................         4,441             --         9,118
  Distribution fees ...............................        29,353            387        12,692
  Custodian fees ..................................        49,813          3,468            --
  Other ...........................................       111,515         15,085       169,063
----------------------------------------------------------------------------------------------
    Total Liabilities .............................       802,717        137,942       225,637
----------------------------------------------------------------------------------------------
NET ASSETS:
 Paid in capital ..................................    78,431,961      2,921,812    34,128,373
 Accumulated net investment loss ..................      (420,453)       (54,502)     (169,687)
 Accumulated net realized gain (loss) on
 investments, futures and foreign exchange
 transactions .....................................    12,469,254       (447,636)    4,795,892
 Net unrealized appreciation of investments,
 futures contracts and foreign exchange
 transactions .....................................    11,035,201        319,189     5,481,359
----------------------------------------------------------------------------------------------
    Total Net Assets ..............................  $101,515,963     $2,738,863   $44,235,937
==============================================================================================
Shares of beneficial interest outstanding
($.001 par value; unlimited number of shares
authorized):
 Class A Shares ...................................     3,766,787        213,303     2,262,473
 Class B Shares ...................................       896,641         64,306       567,138
 Class C Shares ...................................       180,711             --            --
Net Asset Value:
 Class A Shares (and redemption price) ............        $21.07          $9.91        $15.70
 Class B Shares* ..................................        $20.57          $9.71        $15.35
 Class C Shares* ..................................        $20.57             --            --
Class A Maximum Public Offering Price Per Share
(net asset value per share/94.25%) ................        $22.36         $10.51        $16.66
==============================================================================================
Cost of investments ...............................  $ 84,451,312     $2,219,114   $        --
==============================================================================================
Cost of foreign currency ..........................  $    982,125     $  230,575   $        --
==============================================================================================

  * Redemption price may be reduced by contingent deferred sales charge.
(a) Includes foreign cash segregated for open futures contracts.


                       See notes to financial statements.

--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS For the six months ended April 30, 2000 (unaudited)

--------------------------------------------------------------------------------

                                                                                 International
                                                       European       Japan         Equity
                                                         Fund         Fund           Fund
==============================================================================================
INVESTMENT INCOME:
 Dividend ..........................................  $   375,078   $  3,566      $       --
 Interest ..........................................       75,030         --              --
 Investment income from Portfolio ..................           --         --         237,361
 Foreign taxes withheld ............................      (45,923)    (1,454)        (22,547)
 Expenses from Portfolio after fee waivers .........           --         --        (120,459)
----------------------------------------------------------------------------------------------
    Total investment income ........................      404,185      2,112          94,355
----------------------------------------------------------------------------------------------
EXPENSES: (Note 2)
 Investment advisory fees ..........................      429,594     22,158              --
 Administration fees ...............................       64,439      3,324          20,234
 Shareholder servicing fees ........................       21,106      1,265          50,583
 Distribution fees .................................      149,610      8,070          70,731
 Accounting fees ...................................           --         --          30,790
 Custodian fees ....................................       84,743     31,615              --
 Printing and postage ..............................       30,901      2,200          21,116
 Professional fees .................................       21,393      7,818           5,558
 Registration expenses .............................       21,281      3,270          22,137
 Transfer agent fees ...............................      119,379     11,079         105,913
 Trustees' fees ....................................        2,148        111             590
 Other .............................................        1,724         88          10,236
----------------------------------------------------------------------------------------------
    Total expenses .................................      946,318     90,998         337,888
----------------------------------------------------------------------------------------------
 Less amounts waived (Note 2E) .....................      130,416     31,021          33,229
 Less earnings credits (Note 2F) ...................          693         89              --
 Less expense reimbursements (Note 2F) .............           --     17,356              --
----------------------------------------------------------------------------------------------
   Net expenses ....................................      815,209     42,532         304,659
----------------------------------------------------------------------------------------------
    Net investment loss ............................     (411,024)   (40,420)       (210,304)
----------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS:
 Net realized gain (loss) on:
  Investments ......................................   12,513,845    931,797       4,802,253
  Futures transactions .............................           --      7,179         221,329
  Foreign exchange transactions ....................       82,817    (39,570)       (172,312)
 Change in net unrealized appreciation/
 depreciation of:
  Investments ......................................    5,062,663   (742,696)      1,627,494
  Futures contracts ................................           --    (15,018)             --
  Foreign exchange transactions ....................      (28,060)     2,703              --
----------------------------------------------------------------------------------------------
Net realized and unrealized gain ...................   17,631,265    144,395       6,478,764
----------------------------------------------------------------------------------------------
Net increase in net assets from operations .........  $17,220,241   $103,975      $6,268,460
==============================================================================================


                       See notes to financial statements.

--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS For the periods indicated (unaudited)

--------------------------------------------------------------------------------


STATEMENT OF CHANGES IN NET ASSETS For the periods indicated (unaudited)

                                                                     European
                                                                       Fund
                                                          -------------------------------
                                                             11/01/99          Year
                                                              Through          Ended
                                                             04/30/00        10/31/99
=========================================================================================
  INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS:
   Net investment loss ..................................  $   (411,024)    $  (303,953)
   Net realized gain on investments, futures
   and foreign exchange transactions ....................    12,596,662       1,736,458
   Change in unrealized appreciation/depreciation
   of investments, futures contracts and foreign
   exchange transactions ................................     5,034,603       5,751,776
-----------------------------------------------------------------------------------------
     Increase in net assets from operations .............    17,220,241       7,184,281
-----------------------------------------------------------------------------------------
  DISTRIBUTIONS TO SHAREHOLDERS FROM: (Note 1)
   Net investment income ................................            --        (251,426)
   Net realized gain on investment transactions .........    (1,388,678)       (363,917)
-----------------------------------------------------------------------------------------
     Total distributions to shareholders ................    (1,388,678)       (615,343)
-----------------------------------------------------------------------------------------
  Increase (decrease) from capital share transactions#       26,427,501       9,487,635
-----------------------------------------------------------------------------------------
     Total increase (decrease) in net assets ............    42,259,064      16,056,573
  NET ASSETS:
   Beginning of period ..................................    59,256,899      43,200,326
-----------------------------------------------------------------------------------------
   End of period ........................................  $101,515,963     $59,256,899
=========================================================================================

                                                                                                International
                                                                      Japan                        Equity
                                                                      Fund                          Fund
                                                          ----------------------------- -----------------------------
                                                           11/01/99           Year       11/01/99         Year
                                                           Through           Ended        Through         Ended
                                                           04/30/00         10/31/99     04/30/00       10/31/99
=====================================================================================================================
  INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS:
   Net investment loss .................................. $  (40,420)      $  (36,098)  $  (210,304)   $  (228,439)
   Net realized gain on investments, futures
   and foreign exchange transactions ....................    899,406          634,851     4,851,270      2,069,876
   Change in unrealized appreciation/depreciation
   of investments, futures contracts and foreign
   exchange transactions ................................   (755,011)         985,305     1,627,494      2,887,054
---------------------------------------------------------------------------------------------------------------------
     Increase in net assets from operations .............    103,975        1,584,058     6,268,460      4,728,491
---------------------------------------------------------------------------------------------------------------------
  DISTRIBUTIONS TO SHAREHOLDERS FROM: (Note 1)
   Net investment income ................................         --               --            --             --
   Net realized gain on investment transactions .........         --               --    (1,817,835)    (1,077,930)
---------------------------------------------------------------------------------------------------------------------
     Total distributions to shareholders ................         --               --    (1,817,835)    (1,077,930)
---------------------------------------------------------------------------------------------------------------------
  Increase (decrease) from capital share transactions#    (2,713,633)       1,603,523     5,953,959      4,778,630
---------------------------------------------------------------------------------------------------------------------
     Total increase (decrease) in net assets ............ (2,609,658)       3,187,581    10,404,584      8,429,191
  NET ASSETS:
   Beginning of period ..................................  5,348,521        2,160,940    33,831,353     25,402,162
---------------------------------------------------------------------------------------------------------------------
   End of period ........................................ $2,738,863       $5,348,521   $44,235,937    $33,831,353
=====================================================================================================================

# See detailed Capital Share Transactions.


                       See notes to financial statements.

--------------------------------------------------------------------------------

CHASE VISTA FUNDS EUROPEAN FUND
Capital Share Transactions (unaudited)

--------------------------------------------------------------------------------

EUROPEAN FUND
For the periods indicated (unaudited)

=================================================================================================================================
                                                    Class A                         Class B                      Class C
=================================================================================================================================
                                                                    Six Months Ended April 30, 2000

                                               Amount          Shares          Amount        Shares         Amount      Shares
---------------------------------------------------------------------------------------------------------------------------------
      Shares sold                        $ 58,681,880       2,803,675     $ 8,052,437       369,843     $2,131,101      98,657

      Shares issued in reinvestment
      of distributions                        636,859          32,513         187,697         9,670         26,141       1,347

      Shares redeemed                     (41,018,613)     (1,959,236)     (2,066,271)     (102,960)      (203,730)     (9,390)
---------------------------------------------------------------------------------------------------------------------------------
      Net increase in Fund shares
      outstanding                        $ 18,300,126         876,952     $ 6,173,863       276,553     $1,953,512      90,614
=================================================================================================================================
                                                                      Year Ended October 31, 1999*
=================================================================================================================================
      Shares sold                        $ 35,569,006       2,251,966     $ 7,411,851       474,721     $1,725,302     111,256

      Shares issued in reinvestment
      of distributions                        218,038          13,910          81,769         5,314            428          28

      Shares redeemed                     (27,100,315)     (1,707,222)     (8,088,735)     (524,167)      (329,709)    (21,187)
---------------------------------------------------------------------------------------------------------------------------------

      Net increase (decrease) in Fund
      shares outstanding                 $  8,686,729         558,654     $  (595,115)      (44,132)    $1,396,021      90,097
=================================================================================================================================

* For Class C shares, from commencement of offering on November 1, 1998.


                       See notes to financial statements.

--------------------------------------------------------------------------------

CHASE VISTA FUNDS JAPAN FUND
Capital Share Transactions (unaudited)

--------------------------------------------------------------------------------

JAPAN FUND
For the periods indicated (unaudited)

==========================================================================================================================
                                                                      Class A                         Class B
==========================================================================================================================
                                                                          Six Months Ended April 30, 2000

                                                                Amount          Shares          Amount         Shares
--------------------------------------------------------------------------------------------------------------------------
      Shares sold                                          $ 1,558,996         154,762       $ 498,801         48,969

      Shares issued in reinvestment of distributions                --              --              --             --

      Shares redeemed                                       (3,794,663)       (374,137)       (976,767)       (97,495)
--------------------------------------------------------------------------------------------------------------------------
      Net decrease in Fund shares outstanding              $(2,235,667)       (219,375)      $(477,966)       (48,526)
==========================================================================================================================
                                                                            Year Ended October 31, 1999
==========================================================================================================================
      Shares sold                                          $ 3,535,327         428,187       $ 545,856         68,871

      Shares issued in reinvestment of distributions                --              --              --             --

      Shares redeemed                                       (2,332,878)       (271,810)       (144,782)       (17,872)
--------------------------------------------------------------------------------------------------------------------------
      Net increase in Fund shares outstanding              $ 1,202,449         156,377       $ 401,074         50,999
==========================================================================================================================


                       See notes to financial statements.

--------------------------------------------------------------------------------

CHASE VISTA FUNDS INTERNATIONAL EQUITY FUND
Capital Share Transactions (unaudited)

--------------------------------------------------------------------------------

INTERNATIONAL EQUITY FUND
For the periods indicated (unaudited)

================================================================================================================================
                                                                       Class A                             Class B
================================================================================================================================
                                                                             Six Months Ended April 30, 2000

                                                                 Amount            Shares            Amount          Shares
--------------------------------------------------------------------------------------------------------------------------------
      Shares sold                                          $ 29,199,538         1,834,928       $ 2,495,932         155,468

      Shares issued in reinvestment of distributions          1,244,561            81,344           343,301          22,917

      Shares redeemed                                       (25,476,984)       (1,611,971)       (1,852,389)       (118,921)
--------------------------------------------------------------------------------------------------------------------------------
      Net increase in Fund shares outstanding              $  4,967,115           304,301       $   986,844          59,464
================================================================================================================================
                                                                               Year Ended October 31, 1999
================================================================================================================================
      Shares sold                                          $ 41,065,896         3,215,748       $ 6,951,949         561,207

      Shares issued in reinvestment of distributions            646,590            52,060           292,986          23,956

      Shares redeemed                                       (35,456,364)       (2,796,866)       (8,722,427)       (701,350)
--------------------------------------------------------------------------------------------------------------------------------

      Net increase (decrease) in Fund shares
      outstanding                                          $  6,256,122           470,942       $(1,477,492)       (116,187)
================================================================================================================================


                       See notes to financial statements.

--------------------------------------------------------------------------------

CHASE VISTA FUNDS NOTES TO FINANCIAL STATEMENTS (unaudited)

--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

Mutual Fund Group (the "Trust") was organized on May 11, 1987 as a Massachusetts Business Trust, and is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end management investment company. European Fund ("EF"), Japan Fund ("JF") and International Equity Fund ("IEF"), collectively, the "Funds", are three separate series of the Trust. The Funds (except for EF) each offer two classes of shares. EF offers three classes of shares. Class A shares generally provide for a front-end sales charge while Class B and Class C shares provide for a contingent deferred sales charge. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan.

The following is a summary of significant accounting policies followed by the
Funds:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     A.   IEF

     Since inception, IEF has utilized the Master Feeder Fund Structure. IEF seeks to achieve its investment objective by investing all of its investable assets in the International Equity Portfolio (the "Portfolio"). The Portfolio, like the Fund, is an open-end management investment company having the same investment objectives as the Fund. As of April 30, 2000, IEF owned 99.99% of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the financial statements of the Fund.

          1. Valuation of Investments -- IEF records its investment in the Portfolio at value. Securities of the Portfolio are recorded at value as more fully discussed in the notes to those financial statements.

          2. Foreign Currency Translations -- The books and records of the Portfolio are maintained in U.S. dollars. The foreign currency translation policy is more fully discussed in the notes to those financial statements.

          3. Investment Income -- IEF records daily its pro-rata share of the Portfolio's income and expenses, and realized and unrealized gains and losses. In addition, the Fund accrues its own expenses daily as incurred. Realized gain/losses and changes in unrealized appreciation/ depreciation represent the Fund's share of such elements allocated from the Portfolio.

CHASE VISTA FUNDS NOTES TO FINANCIAL STATEMENTS (unaudited)
(Continued)


     B.   EF and JF

     Investments in international markets may involve certain considerations and risks not typically associated with investments in the United States. Future economic and political developments in foreign countries could adversely affect the liquidity or value, or both, of such securities in which the Fund is invested.

          1. Valuation of Investments -- Equity securities, purchased options and futures contracts are valued at the last sale price on the exchange on which they are primarily traded, including the NASDAQ National Market. Securities for which sale prices are not available and other over-the-counter securities are valued at the last quoted bid price. Bonds and other fixed income securities (other than short-term obligations), including listed issues, are valued on the basis of valuations supplied by pricing services or by matrix pricing systems of a major dealer in bonds. Short-term debt securities with 61 days or more to maturity at time of purchase are valued, through the 61st day prior to maturity, at market value based on quotations obtained from market makers or other appropriate sources; thereafter, the value on the 61st day is amortized on a straight-line basis over the remaining number of days to maturity. Short-term investments with 60 days or less to maturity at time of purchase are valued at amortized cost, which approximates market.

          Portfolio securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

          2. Repurchase Agreements -- It is each Fund's policy that repurchase agreements are fully collateralized by U.S. Treasury and Government Agency securities. All collateral is held by the Fund's custodian bank, subcustodian, or a bank with which the custodian bank has entered into a subcustodian agreement, or is segregated in the Federal Reserve Book Entry System. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

          3. Futures Contracts -- When a fund enters into a futures contract, it makes an initial margin deposit in a segregated account, either in cash or liquid securities. Thereafter, the futures contract is marked to market and the fund makes (or receives) additional cash payments daily to the broker. Changes in the value of the contract are recorded as unrealized appreciation/depreciation until the contract is closed or settled.

          The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction, therefore, the Fund's credit risk is limited to failure of the exchange or board of trade.

CHASE VISTA FUNDS NOTES TO FINANCIAL STATEMENTS (unaudited)
(Continued)


          Index futures contracts are used to control the asset mix of the portfolios in the most efficient manner, allowing the Funds to adjust country exposures while incurring minimal transaction costs. Short index futures contracts are used for hedging purposes, i.e. to reduce the exposure to equities. Long index futures contracts are used to gain exposure to equities, when it is anticipated that this will be more efficient than buying stocks directly. Use of long futures contracts subjects the Fund to risk of loss up to the amount of the nominal value of the futures contracts as shown in the Portfolio of Investments. Use of short futures contracts subject the Fund to unlimited risk.

          The Funds held open futures contracts as of April 30, 2000 as listed on the Portfolio of Investments.

          4. Written Options -- When a fund writes an option on a futures contract, an equal amount to the premium received by the fund is included in the fund's Statement of Assets and Liabilities as an asset and corresponding liability. The amount of the liability is adjusted daily to reflect the current market value of the written option and the change is recorded in a corresponding unrealized gain or loss account. When a written option expires on its stipulated expiration date, or when a closing transaction is entered into, the related liability is extinguished and the fund realizes a gain or loss if the cost of the closing transaction exceeds the premium received when the option was written.

          The Funds write options on stock index securities futures. These options are settled for cash and subject the Funds to market risk in excess of the amounts that are reflected in the Statement of Assets and Liabilities. The Funds, however, are not subject to credit risk on written options as the counterparty has already performed its obligation by paying a premium at the inception of the contract.

          As of April 30, 2000, there were no outstanding written options.

          5. Foreign Currency Translation -- The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates, or at the mean of the current bid and asked prices, of such currencies against the U.S. dollar as quoted by a major bank, on the following basis:

          a. Market value of investment securities and other assets and liabilities: at the rate of exchange at the valuation date.

          b. Purchases and sales of investment securities, income and expenses: at the rates of exchange prevailing on the respective dates of such transactions.

          Although the net assets of the Funds are presented at the foreign exchange rates and market values at the close of the periods, the Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the year. Accordingly, such realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

CHASE VISTA FUNDS NOTES TO FINANCIAL STATEMENTS (unaudited)
(Continued)


          Reported realized foreign currency gains or losses arise from disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds' books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies which are held at period end.

          6. Forward Foreign Currency Exchange Contracts -- The Funds may enter into forward foreign currency contracts (obligations to purchase or sell foreign currency in the future on a date and price fixed at the time the contracts are entered into) to hedge the Fund against fluctuations in the value of its assets or liabilities due to change in the value of foreign currencies. Each day the forward contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market". When the forward contract is closed, or the delivery of the currency is made or taken, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Funds are subject to off-balance sheet risk to the extent of the value of the contracts for purchases of currency and in an unlimited amount for sales of currency.

          At April 30, 2000, the Funds had no outstanding forward foreign currency contracts.

          7. Security Transactions and Investment Income -- Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date.

          8. Bank Borrowings -- The Funds may borrow money for temporary or emergency purposes. Any borrowings representing more than 5% of a Fund's total assets must be repaid before the Fund may make additional investments. The Funds have entered into an agreement, enabling them to participate with other Chase Vista Funds in an unsecured line of credit with a syndicate of banks, which permits borrowings up to $350 million, collectively. Interest is charged to each Fund based on its borrowings at an annual rate equal to the sum of the Federal Funds Rate plus 0.50%. The Funds also pay a commitment fee of 0.10% per annum on the average daily amount of the available commitment, which is allocated on a pro-rata basis to the funds. The commitment fee is included in Other expenses on the Statement of Operations. Borrowings are payable on demand.

          The Funds had no borrowings outstanding at April 30, 2000 nor at any time during the six months then ended.

CHASE VISTA FUNDS NOTES TO FINANCIAL STATEMENTS (unaudited)
(Continued)


     C.   General Policies

          1. Federal Income Taxes -- Each Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income, and net realized gain on investments. In addition, the Fund intends to make distributions as required to avoid excise taxes. Accordingly, no provision for Federal income or excise tax is necessary.

          2. Distributions to Shareholders -- Dividends paid to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. To the extent these "book/tax" differences are permanent in nature (i.e., that they result from other than timing of recognition -- "temporary differences") such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

          Dividends and distributions which exceed net investment income or net realized capital gains for financial reporting purposes but not for tax purposes are reported as distributions in excess of net investment income or net realized capital gains.

          3. Expenses -- Expenses of the Trust directly attributable to a Fund are charged to that Fund; other expenses are allocated proportionately among each Fund within the trust in relation to the net assets of each Fund or on another reasonable basis. Expenses directly attributable to a particular share class are charged directly to that class. In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

2. Fees and Other Transactions with Affiliates

     A. Investment Advisory Fee -- Pursuant to separate Investment Advisory Agreements, The Chase Manhattan Bank ("Chase" or the "Advisor"), acts as the Investment Advisor to EF and JF. Chase is a direct wholly-owned subsidiary of The Chase Manhattan Corporation. As Investment Advisor, Chase supervises the investments of the Funds and for such services is paid a fee. The fee is computed daily and paid monthly at an annual rate equal to 1.00% of the average daily net assets of each Fund. The Advisor voluntarily waived fees as outlined in Note 2.E below.

     Chase Asset Management (London) Limited (CAM London), a registered investment advisor, is the sub-investment advisor to each Fund, pursuant to a Sub-Investment Advisory Agreement between CAM London and Chase. CAM London is a wholly owned subsidiary of Chase and is entitled to receive a fee, payable by Chase from its advisory fee, at an annual rate equal to 0.50% of each Fund's average daily net assets.

CHASE VISTA FUNDS NOTES TO FINANCIAL STATEMENTS (unaudited)
(Continued)


     B. Shareholder Servicing Fees -- The Trust has adopted an Administrative Services Plan for the Class B Shares of all of the Funds, the Class A Shares of IEF and the Class C Shares of EF, which, among other things, provides that the Trust on behalf of the Funds may obtain the services of one or more Shareholder Servicing Agents. For its services, the Shareholder Servicing Agent will receive a fee that is computed daily and paid monthly at an annual rate equal to 0.25% of the average daily net assets of the Class B Shares of each Fund, the Class A Shares of IEF and the Class C Shares of EF. The Shareholder Servicing Agents voluntarily waived fees as outlined in Note 2.E. below.

     Since inception, Chase, and certain affiliates have been the only Shareholder Servicing Agents of the Funds.

     C. Distribution and Sub-Administration Fees -- Pursuant to a Distribution and Sub-Administration Agreement, Vista Fund Distributors, Inc. (the "Distributor" or "VFD"), a wholly owned subsidiary of The BISYS Group, Inc. ("BISYS"), is the Trust's exclusive underwriter and promotes and arranges for the sale of each Fund's shares. In addition, the Distributor provides certain sub-administration services to the Trust, including providing officers, clerical staff and office space for an annual fee of 0.05% of the average daily net assets of each Fund. The Trustees have adopted Distribution Plans (the "Distribution Plans") for Class A, B and C Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Class A Distribution Plans provide that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates not to exceed 0.25% of the average daily net assets of the Class A Shares of each Fund for distribution services. The Class B and Class C Distribution Plans provide that each Fund shall pay distribution fees, including payments to the Distributor, at an annual rate not to exceed 0.75% of the average daily net assets of the Class B and Class C Shares for distribution services.

     The Distributor voluntarily waived fees as outlined in Note 2.E. below.

     D. Administration Fee -- Pursuant to an Administration Agreement, Chase (the "Administrator") provides certain administration services to the Trust. For these services and facilities, the Administrator receives a fee from EF and JF computed at the annual rate equal to 0.10% of the respective Fund's average daily net assets, and a fee from IEF at the annual rate equal to 0.05% of the Fund's average daily net assets. The Administrator voluntarily waived fees as outlined in Note 2.E. below.

     E. Waivers of fees -- For the six months ended April 30, 2000, the Fund's vendors voluntarily waived fees for each of the Funds as follows:

           Fee Waivers                  EF           JF           IEF
================================================================================

  Investment Advisory ...........    $130,416      $22,158      $    --
  Administration ................          --        3,324        9,494
  Shareholder Servicing.........           --        1,265        4,784
  Distribution ..................          --        4,274       18,951
                                     --------      -------      -------
    Total .......................    $130,416      $31,021      $33,229
                                     ========      =======      =======

     F. Other -- Certain officers of the Trust are officers of Vista Fund Distributors, Inc. or of its parent corporation, BISYS.

CHASE VISTA FUNDS NOTES TO FINANCIAL STATEMENTS (unaudited)
(Continued)


     Chase provides portfolio accounting and custody services for EF and JF. Compensation for such services is presented in the Statement of Operations as custodian fees. Custodian fees are subject to reduction by credits earned by each Fund, based on cash balances held by Chase as custodian. Such earnings credits are presented separately in the Statement of Operations. The Funds could have invested the cash balances utilized in connection with the earnings credit arrangements in income producing assets if they had not entered into such arrangements.

     The Distributor voluntarily reimbursed certain expenses of the Funds in the amounts as shown on the Statement of Operations.

3. Investment Transactions

For the six months ended April 30, 2000, purchases and sales of investments (excluding short-term investments) were as follows:

                                                      EF               JF
================================================================================
   Purchases (excluding U.S. Government) .....   $81,401,021      $1,937,683
   Sales (excluding U.S. Government) .........    60,869,555       3,702,148

4. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at April 30, 2000, are as follows:

                                                 EF               JF
================================================================================
  Aggregate cost.........................   $84,451,312       $2,219,114
                                            -----------       ----------
  Gross unrealized appreciation..........   $15,718,820       $  457,907
  Gross unrealized depreciation..........    (4,650,283)        (126,218)
                                            -----------       ----------
  Net unrealized appreciation ...........   $11,068,537       $  331,689
                                            ===========       ==========

5. Foreign Cash Positions

                                        EF
===================================================================================
                                                                           Net
                              Delivery                     Market       Unrealized
                            Value (Local       Cost         Value         (Loss)
Currency                      Currency)        (USD)        (USD)         (USD)
-----------------------------------------------------------------------------------
British Pound Sterling          291,928      461,951      456,809         (5,142)
EURO                             40,439       36,864       36,850            (14)
Greeck Drachma                      101           --           --             --
Swedish Krona                 3,656,958      423,952      408,475        (15,477)
Swiss Franc                      98,578       59,358       57,298         (2,060)
                                            --------     --------       --------
                                            $982,125     $959,432       $(22,693)
                                            ========     ========       ========

                                 JF
=====================================================================
                                                              Net
                    Delivery                    Market     Unrealized
                  Value (Local       Cost       Value        (Loss)
Currency            Currency)       (USD)       (USD)        (USD)
---------------------------------------------------------------------
Japanese Yen      24,918,625      230,575     230,575         --
                                  =======     =======      ==========

CHASE VISTA FUNDS NOTES TO FINANCIAL STATEMENTS (unaudited)
(Continued)


6. Concentrations

At April 30, 2000, substantially all of the Funds' net assets consist of securities of issuers which are denominated in foreign currencies. Changes in currency exchange rates will affect the value of and investment income from such securities.

As of April 30, 2000, EF invested approximately 25.4% of its net assets in issuers in the United Kingdom. JF primarily invested in issuers in Japan. The issuers' abilities to meet their obligations may be affected by economic or political developments in the specific region or country.

At April 30, 2000, JF invested 41.8% of its portfolio in securities issued by technology sector companies, such as computer hardware and software companies, internet connectivity providers and telecommunications equipment manufacturers. Valuations of companies in the technology sector are typically subject to greater volatility than other sectors.

7. Retirement Plans

The Funds have adopted an unfunded noncontributory defined benefit pension plan covering all independent trustees of the Funds who will have served as independent trustees for at least five years at the time of retirement. Benefits under this plan are based on compensation and years of service. Pension expenses for the year ended April 30, 2000, included in Trustees Fees in the Statement of Operations, and accrued pension liability included in other accrued liabilities, respectively, in the Statement of Assets and Liabilities were as follows:

                 Pension   Accrued Pension
      Fund:      Expenses     Liability
===========================================
 EF ............   $552        $2,423
 JF ............     42           426
 IEF ...........    134         1,362

--------------------------------------------------------------------------------

CHASE VISTA FUNDS FINANCIAL HIGHLIGHTS (unaudited)

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS (unaudited)

                                                                                    European Fund
                                                     ----------------------------------------------------------------------------
                                                                                       Class A
                                                     ----------------------------------------------------------------------------
                                                       11/01/99                      Year Ended                     11/02/95*
                                                       Through      ------------------------------------------       Through
                                                       04/30/00       10/31/99       10/31/98       10/31/97        10/31/96
                                                       ---------      ---------      ---------      ---------       ---------
Net asset value, beginning of period .............      $ 16.52        $ 14.47        $ 14.10        $ 11.99          $10.00
                                                        --------       -------        -------        -------          ------
Income from investment operations:
 Net investment income ...........................        (0.09)@        (0.06)@         0.15           0.05            0.15
 Net gains or losses in securities
 (both realized and unrealized) ..................         5.00           2.31           2.16           3.01            1.93
                                                        -------        -------        -------        -------          ------
  Total from investment operations ...............         4.91           2.25           2.31           3.06            2.08
                                                        -------        -------        -------        -------          ------
Distributions to shareholders from:
 Dividends from net investment income ............           --           0.09           0.22           0.10            0.09
 Distributions from capital gains ................         0.36           0.11           1.72           0.85              --
                                                        -------        -------        -------        -------          ------
  Total dividends and distributions ..............         0.36           0.20           1.94           0.95            0.09
                                                        -------        -------        -------        -------          ------
Net asset value, end of period ...................      $ 21.07        $ 16.52        $ 14.47        $ 14.10          $11.99
                                                        =======        =======        =======        =======          ======
Total return (1) .................................        29.85%         15.60%         18.71%         28.19%          20.78%
Ratios/supplemental data:
 Net assets, end of period (000 omitted) .........      $79,351        $47,759        $33,743        $12,965          $6,358
Ratios to average net assets #:
 Expenses ........................................         1.74%          1.74%          1.74%          1.75%           1.75%
 Net investment income ...........................        (0.80%)        (0.40%)        (0.07%)         0.32%           1.44%
 Expenses without waivers, reimbursements and
 earnings credits ................................         2.04%          2.06%          2.38%          2.84%           3.49%
 Net investment income without waivers,
 reimbursements and earnings credits .............        (1.10%)        (0.72%)        (0.71%)        (0.77%)         (0.30%)
Portfolio turnover rate ..........................           74%           149%           183%           170%            186%
=================================================================================================================================

  * Commencement of operations.
  @ Calculated based on average shares outstanding.
(1) Total return figures do not include the effect of any front-end or deferred sales load.
  # Short periods have been annualized.


                       See notes to financial statements.

--------------------------------------------------------------------------------

CHASE VISTA FUNDS FINANCIAL HIGHLIGHTS (unaudited)

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS (unaudited)

                                                                             European Fund
                                                  -----------------------------------------------------------------
                                                                                Class B
                                                  -----------------------------------------------------------------
                                                    11/01/99                  Year Ended                 11/03/95**
                                                    Through    --------------------------------------    Through
                                                    04/30/00     10/31/99      10/31/98    10/31/97      10/31/96
                                                    ---------    ---------     --------    --------     ---------
Net asset value, beginning of period ............    $ 16.18      $ 14.24       $13.93       $11.93       $ 9.97
                                                     -------      -------       ------       ------       ------
Income from investment operations:
 Net investment income ..........................      (0.16)@      (0.18)@       0.08         0.04         0.07
 Net gains or losses in securities
 (both realized and unrealized) .................       4.91         2.26         2.10         2.89         1.96
                                                     -------      -------       ------       ------       ------
  Total from investment operations ..............       4.75         2.08         2.18         2.93         2.03
                                                     -------      -------       ------       ------       ------
Distributions to shareholders from:
 Dividends from net investment income ...........         --         0.03         0.15         0.08         0.07
 Distributions from capital gains ...............       0.36         0.11         1.72         0.85           --
                                                     -------      -------       ------       ------       ------
  Total dividends and distributions .............       0.36         0.14         1.87         0.93         0.07
                                                     -------      -------       ------       ------       ------
Net asset value, end of period ..................    $ 20.57      $ 16.18       $14.24       $13.93       $11.93
                                                     =======      =======       ======       ======       ======
Total return (1) ................................      29.48%       14.66%       17.89%       27.25%       20.35%
Ratios/supplemental data:
 Net assets, end of period (000 omitted) ........    $18,448      $10,038       $9,457       $2,218       $  190
Ratios to average net assets #:
 Expenses .......................................       2.49%        2.51%        2.50%        2.51%        2.47%
 Net investment income ..........................      (1.54%)      (1.12%)      (0.75%)      (0.30%)       0.80%
 Expenses without waivers, reimbursements and
 earnings credits ...............................       2.79%        2.83%        2.91%        3.58%        3.83%
 Net investment income without waivers,
 reimbursements and earnings credits ............      (1.84%)      (1.44%)      (1.16%)      (1.37%)      (0.56%)
Portfolio turnover rate .........................         74%         149%         183%         170%         186%

                                                          European Fund
                                                    --------------------------
                                                             Class C
                                                    --------------------------
                                                     11/01/99       11/01/98**
                                                     Through        Through
                                                     04/30/00       10/31/99
                                                    ----------      ----------
Net asset value, beginning of period ............     $16.19         $14.24
                                                      ------         ------
Income from investment operations:
 Net investment income ..........................      (0.15)@        (0.08)@
 Net gains or losses in securities
 (both realized and unrealized) .................       4.89           2.17
                                                      ------         ------
  Total from investment operations ..............       4.74           2.09
                                                      ------         ------
Distributions to shareholders from:
 Dividends from net investment income ...........         --           0.03
 Distributions from capital gains ...............       0.36           0.11
                                                      ------         ------
  Total dividends and distributions .............       0.36           0.14
                                                      ------         ------
Net asset value, end of period ..................     $20.57         $16.19
                                                      ======         ======
Total return (1) ................................      29.40%         14.73%
Ratios/supplemental data:
 Net assets, end of period (000 omitted) ........     $3,717         $1,460
Ratios to average net assets #:
 Expenses .......................................       2.48%          2.51%
 Net investment income ..........................      (1.54%)        (0.61%)
 Expenses without waivers, reimbursements and
 earnings credits ...............................       2.79%          2.83%
 Net investment income without waivers,
 reimbursements and earnings credits ............      (1.85%)        (0.93%)
Portfolio turnover rate .........................         74%           149%

 ** Commencement of offering of class of shares.
  @ Calculated based on average shares outstanding.
(1) Total return figures do not include the effect of any front-end or deferred sales load.
  # Short periods have been annualized.


                       See notes to financial statements.

--------------------------------------------------------------------------------

CHASE VISTA FUNDS FINANCIAL HIGHLIGHTS (unaudited)

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS (unaudited)

                                                                            Japan Fund
                                                                    --------------------------
                                                                            Class A
                                                                    --------------------------
                                                                      11/01/99    Year Ended
                                                                      Through    ------------
                                                                      04/30/00     10/31/99
                                                                     ---------   ----------
Net asset value, beginning of period ..............................    $ 9.84       $ 6.41
                                                                       ------       ------
Income from investment operations:
 Net investment income ............................................     (0.08)@      (0.07)@
 Net gains or losses in securities
 (both realized and unrealized) ...................................      0.15         3.50
                                                                       ------       ------
  Total from investment operations ................................      0.07         3.43
                                                                       ------       ------
Distributions to shareholders from:
 Dividends from Net Investment Income .............................        --           --
 Distributions from capital gains .................................        --           --
 Tax return of capital ............................................        --           --
                                                                       ------       ------
  Total dividends and distributions ...............................        --           --
                                                                       ------       ------
Net asset value, end of period ....................................    $ 9.91       $ 9.84
                                                                       ======       ======
Total return (1) ..................................................      0.71%       53.51%
Ratios/supplemental data:
 Net assets, end of period (000 omitted) ..........................    $2,114       $4,260
Ratios to average net assets #:
 Expenses .........................................................      1.76%        1.74%
 Net investment income ............................................     (1.67%)      (0.88%)
 Expenses without waivers, reimbursements and
 earnings credits .................................................      3.97%        5.44%
 Net investment income without waivers, reimbursements and earnings
 credits reimbursements ...........................................     (3.88%)      (4.58%)
Portfolio turnover rate ...........................................        47%         133%

                                                                                  Japan Fund
                                                                     -------------------------------------
                                                                                   Class A
                                                                     -------------------------------------
                                                                           Year Ended            11/02/95*
                                                                      ---------------------      Through
                                                                      10/31/98     10/31/97      10/31/96
                                                                      --------     --------     ---------
Net asset value, beginning of period ..............................    $  9.52      $ 9.42        $10.00
                                                                       -------      ------        ------
Income from investment operations:
 Net investment income ............................................       0.27        0.08         (0.08)
 Net gains or losses in securities
 (both realized and unrealized) ...................................      (2.91)       0.24         (0.50)
                                                                       -------      ------        ------
  Total from investment operations ................................      (2.64)       0.32         (0.58)
                                                                       -------      ------        ------
Distributions to shareholders from:
 Dividends from Net Investment Income .............................       0.26        0.22            --
 Distributions from capital gains .................................         --          --            --
 Tax return of capital ............................................       0.21          --            --
                                                                       -------      ------        ------
  Total dividends and distributions ...............................       0.47        0.22            --
                                                                       -------      ------        ------
Net asset value, end of period ....................................    $  6.41      $ 9.52        $ 9.42
                                                                       =======      ======        ======
Total return (1) ..................................................     (28.98%)      3.49%        (5.80%)
Ratios/supplemental data:
 Net assets, end of period (000 omitted) ..........................    $ 1,770      $5,008        $4,781
Ratios to average net assets #:
 Expenses .........................................................       1.76%       1.75%         1.75%
 Net investment income ............................................      (0.56%)     (0.30%)       (0.91%)
 Expenses without waivers, reimbursements and
 earnings credits .................................................       3.79%       2.89%         3.60%
 Net investment income without waivers, reimbursements and earnings
 credits reimbursements ...........................................      (2.59%)     (1.44%)       (2.76%)
Portfolio turnover rate ...........................................        212%        217%          121%

  * Commencement of operations.
  @ Calculated based on average shares outstanding.
(1) Total return figures do not include the effect of any front-end or deferred sales load.
  # Short periods have been annualized.


                       See notes to financial statements.

--------------------------------------------------------------------------------

CHASE VISTA FUNDS FINANCIAL HIGHLIGHTS (unaudited)

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS (unaudited)

                                                                                      Japan Fund
                                                     -----------------------------------------------------------------------------
                                                                                        Class B
                                                     -----------------------------------------------------------------------------
                                                       11/01/99                     Year Ended                       11/03/95**
                                                       Through       ----------------------------------------        Through
                                                       04/30/00       10/31/99       10/31/98       10/31/97         10/31/96
                                                      ----------     ----------     ----------     ----------       ------------
Net asset value, beginning of period .............      $ 9.65         $ 6.32        $  9.42         $ 9.35           $10.00
                                                        ------         ------        -------         ------           ------
Income from investment operations:
 Net investment income ...........................       (0.12)@        (0.13)@         0.23          (0.05)           (0.02)
 Net gains or losses in securities
 (both realized and unrealized) ..................        0.18           3.46          (2.90)          0.30            (0.63)
                                                        ------         ------        -------         ------           ------
  Total from investment operations ...............        0.06           3.33          (2.67)          0.25            (0.65)
                                                        ------         ------        -------         ------           ------
Distributions to shareholders from:
 Dividends from net investment income ............          --             --           0.22           0.18               --
 Distributions from capital gains ................          --             --             --             --               --
 Tax return of capital ...........................          --             --           0.21             --               --
                                                        ------         ------        -------         ------           ------
  Total dividends and distributions ..............          --             --           0.43           0.18               --
                                                        ------         ------        -------         ------           ------
Net asset value, end of period ...................      $ 9.71         $ 9.65        $  6.32         $ 9.42           $ 9.35
                                                        ======         ======        =======         ======           ======
Total return (1) .................................        0.62%         52.69%        (29.53%)         2.72%           (6.50%)
Ratios/supplemental data:
 Net assets, end of period (000 omitted) .........      $  625         $1,089        $   391         $1,893           $  162
Ratios to average net assets #:
 Expenses ........................................        2.51%          2.49%          2.51%          2.51%            2.52%
 Net investment income ...........................       (2.42%)        (1.67%)        (0.97%)        (5.73%)          (0.40%)
 Expenses without waivers, reimbursements and
 earnings credits ................................        4.71%          6.19%          4.52%          3.66%            4.00%
 Net investment income without waivers,
 reimbursements and earnings credits .............       (4.62%)        (5.37%)        (2.98%)        (6.88%)          (1.88%)
Portfolio turnover rate ..........................          47%           133%           212%           217%             121%

 ** Commencement of offering of class of shares.
  @ Calculated based on average shares outstanding.
(1) Total return figures do not include the effect of any front-end or deferred sales load.
  # Short periods have been annualized.


                       See notes to financial statements.

--------------------------------------------------------------------------------

CHASE VISTA FUNDS FINANCIAL HIGHLIGHTS (unaudited)

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS (unaudited)

                                                                             International Equity Fund
                                                    ---------------------------------------------------------------------------
                                                                                      Class A
                                                    ---------------------------------------------------------------------------
                                                     11/01/99                              Year Ended
                                                     Through     --------------------------------------------------------------
                                                     04/30/00     10/31/99     10/31/98     10/31/97     10/31/96     10/31/95
                                                    ----------   ----------   ----------   ----------   ----------   ----------
Net asset value, beginning of period .............    $ 13.77      $ 12.08      $ 12.11      $ 12.38      $ 12.02      $ 12.31
                                                      -------      -------      -------      -------      -------      -------
Income from investment operations:
 Net investment income ...........................      (0.06)       (0.09)       (0.09)       (0.05)@       0.05         0.04
  Net gains or losses in securities
  (both realized and unrealized) .................       2.75         2.34         0.43         0.33         0.37        (0.19)
                                                      -------      -------      -------      -------      -------      -------
  Total from investment operations ...............       2.69         2.25         0.34         0.28         0.42        (0.15)
                                                      -------      -------      -------      -------      -------      -------
Distributions to shareholders from:
 Dividends from net Investment income ............         --           --         0.07         0.03         0.06           --
 Distributions from capital gains ................       0.76         0.56         0.30         0.52           --         0.14
                                                      -------      -------      -------      -------      -------      -------
  Total dividends and distributions ..............       0.76         0.56         0.37         0.55         0.06         0.14
                                                      -------      -------      -------      -------      -------      -------
Net asset value, end of period ...................    $ 15.70      $ 13.77      $ 12.08      $ 12.11      $ 12.38      $ 12.02
                                                      =======      =======      =======      =======      =======      =======
Total return (1)                                        19.70%       19.09%        2.96%        2.27%        3.53%       (1.19%)
Ratios/supplemental data:
 Net assets, end of period (000 omitted) .........    $35,530      $26,973      $17,969      $23,267      $24,904      $26,287
Ratios to average net assets#:
 Expenses ........................................       2.02%        1.99%        2.00%        2.01%        2.00%        2.01%
 Net investment income ...........................      (0.94%)      (0.73%)      (0.47%)      (0.36%)      (0.03%)      (0.10%)
 Expenses without waivers and
 reimbursements ..................................       3.25%        3.53%        3.39%        2.08%        2.86%        2.86%
 Net investment income without waivers
 and reimbursements ..............................      (2.17%)      (2.27%)      (1.86%)      (0.43%)      (0.89%)      (0.95%)

(1) Total return figures do not include the effect of any front-end or deferred sales load.
  @ Calculated using average shares outstanding.
  # Short periods have been annualized.


                       See notes to financial statements.

--------------------------------------------------------------------------------

CHASE VISTA FUNDS FINANCIAL HIGHLIGHTS (unaudited)

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS (unaudited)

                                                                         International Equity Fund
                                                ---------------------------------------------------------------------------
                                                                                  Class B
                                                ---------------------------------------------------------------------------
                                                 11/01/99                              Year Ended
                                                 Through    ---------------------------------------------------------------
                                                 04/30/00     10/31/99     10/31/98     10/31/97     10/31/96     10/31/95
                                                ----------   ----------   ----------   ----------   ----------   ----------
Net asset value, beginning of period .........    $13.51       $11.92       $11.94       $12.24       $11.89       $12.23
                                                  ------       ------       ------       ------       ------       ------
Income from investment operations:
 Net investment income .......................     (0.08)       (0.18)       (0.13)       (0.11)@       0.01        (0.02)
  Net gains or losses in securities
  (both realized and unrealized) .............      2.68         2.33         0.42         0.33         0.35        (0.18)
                                                  ------       ------       ------       ------       ------       ------
  Total from investment operations ...........      2.60         2.15         0.29         0.22         0.36        (0.20)
                                                  ------       ------       ------       ------       ------       ------
Distributions to shareholders from:
 Dividends from net Investment income ........        --           --         0.01           --           --           --
 Distributions from capital gains ............      0.76         0.56         0.30         0.52         0.01         0.14
                                                  ------       ------       ------       ------       ------       ------
  Total dividends and distributions ..........      0.76         0.56         0.31         0.52         0.01         0.14
                                                  ------       ------       ------       ------       ------       ------
Net asset value, end of period ...............    $15.35       $13.51       $11.92       $11.94       $12.24       $11.89
                                                  ======       ======       ======       ======       ======       ======
Total return (1)                                   19.41%       18.49%        2.56%        1.74%        3.03%       (1.61%)
Ratios/supplemental data:
 Net assets, end of period (000 omitted) .....    $8,706       $6,858       $7,433       $7,989       $7,819       $6,759
Ratios to average net assets#:
 Expenses ....................................      2.52%        2.49%        2.50%        2.51%        2.50%        2.50%
 Net investment income .......................     (1.47%)      (1.21%)      (0.94%)      (0.88%)      (0.43%)      (0.53%)
 Expenses without waivers and
 reimbursements ..............................      3.75%        4.03%        3.90%        2.61%        3.36%        3.36%
 Net investment income without waivers
 and reimbursements ..........................     (2.70%)      (2.75%)      (2.34%)      (0.98%)      (1.29%)      (1.39%)

(1) Total return figures do not include the effect of any front-end or deferred sales load.
  @ Calculated using average shares outstanding.
  # Short periods have been annualized.


                       See notes to financial statements.

--------------------------------------------------------------------------------

INTERNATIONAL EQUITY PORTFOLIO
Portfolio of Investments

--------------------------------------------------------------------------------

As of April 30, 2000 (unaudited)

Shares        Issuer                                               Value (USD)
--------------------------------------------------------------------------------
 Long-Term Investments -- 94.1%
--------------------------------------------------------------------------------
              Common Stock -- 93.0%
              ---------------------
              Australia -- 0.4%
   12,000     Foster's Brewing Group LTD                          $    30,317
   13,100     Lang Corp., LTD *                                        61,203
    8,000     News Corp., LTD                                         101,597
                                                                  -----------
                                                                      193,117
              Belgium -- 0.2%
      590     Ubizen *                                                 81,885

              Brazil -- 1.3%
   28,300     Centrais Eletricas Brasileiras SA, ADR                  210,159
    3,000     Telecomunicacoes Brasileiras SA, ADR, Preferred         354,563
                                                                  -----------
                                                                      564,722
              Finland -- 6.1%
    9,595     Comptel OYJ                                             216,658
   30,148     Nokia OYJ                                             1,727,894
    2,177     Satama Interactive OYJ *                                 25,488
   13,224     Sonera OYJ                                              726,687
                                                                  -----------
                                                                    2,696,727
              France -- 11.8%
    1,872     Alcatel SA                                              433,586
    1,724     AXA                                                     255,400
      477     Bouygues SA                                             304,148
    8,994     CNP Assurances                                          261,906
    5,148     Credit Commercial de France +                           732,719
    4,040     Euler SA *                                              212,833
    3,530     France Telecom SA                                       545,712
      280     Havas Advertising                                       139,624
    5,735     Lagardere SCA                                           388,078
    1,356     Pinault-Printemps-Redoute SA                            273,304
    2,422     STMicroelectronics NV *                                 461,759
    5,407     Total Fina SA, Class B                                  819,676
    4,403     Vivendi                                                 435,118
                                                                  -----------
                                                                    5,263,863
              Germany -- 7.2%
    1,260     BKN International AG *                                   61,858
    1,484     CE Consumer Electronic AG                               249,365
   12,400     Commerzbank AG                                          468,763
    8,158     Deutsche Telekom AG                                     528,994
      150     Intershop Communication AG *                             66,620
    2,226     Ision Internet AG *                                     145,575
   20,034     Kamps AG                                                658,727
      800     Marschollek Lautenschlaeger und Partner AG              283,390
    1,400     Rational AG *                                            50,865
    4,566     Siemens AG                                              676,010
                                                                  -----------
                                                                    3,190,167
              Ireland -- 0.6%
   14,387     Bank of Ireland                                          96,962
   31,033     Green Property PLC                                      159,091
                                                                  -----------
                                                                      256,053


                       See notes to financial statements.

INTERNATIONAL EQUITY PORTFOLIO
Portfolio of Investments (Continued)

As of April 30, 2000 (unaudited)

Shares        Issuer                                             Value (USD)
--------------------------------------------------------------------------------
 Long-Term Investments -- Continued
--------------------------------------------------------------------------------
              Italy -- 3.3%
   45,938     Autogrill SPA                                     $   437,492
   30,596     Banca Fideuram SPA                                    455,039
      470     Freedomland-Internet Television Network SPA *          38,378
   32,454     Telecom Italia Mobile SPA                             309,666
   16,464     Telecom Italia SPA                                    230,116
                                                                -----------
                                                                  1,470,691
              Japan -- 22.0%
   19,000     Asahi Bank LTD                                         91,515
   19,000     Bank of Tokyo-Mitsubishi LTD                          245,331
   11,000     Dai Nippon Printing Co., LTD                          186,764
   10,000     Dai-Ichi Kangyo Bank LTD                               82,994
   14,000     Daiwa Securities Group, Inc.                          213,968
       13     East Japan Railway Co.                                 77,066
    1,000     Fanuc LTD                                             104,854
      300     Fast Retailing Co., LTD                               132,271
   29,000     Fujikura LTD                                          129,743
    7,000     Fujisawa Pharmaceutical Co.                           262,597
    8,000     Fujitsu LTD                                           226,751
      800     Fujitsu Support & Service, Inc.                       118,562
    6,000     Hitachi LTD                                            71,693
    6,000     Hitachi Maxell                                        157,280
    3,000     Honda Motor Co., LTD                                  134,216
    4,000     Hoya Corp.                                            407,558
    2,000     Ito-Yokado Co., LTD                                   146,165
       19     Japan Tobacco, Inc.                                   139,913
   12,000     Kaneka Corp. +                                        154,502
    4,000     KAO Corp. +                                           121,897
    2,000     Konami Co., LTD                                       122,268
    1,500     Mabuchi Motor Co., LTD                                165,339
    7,000     Matsushita Electric Industrial Co., LTD               185,439
   16,000     Minebea Co., LTD                                      195,628
   14,000     Mitsubishi Corp.                                      121,897
    8,000     Mitsubishi Estate Co., LTD                             90,033
    2,000     Murata Manufacturing Co., LTD +                       389,032
   12,000     NEC Corp.                                             326,787
   52,000     Nippon Steel Corp.                                    117,043
       24     Nippon Telegraph & Telephone Corp.                    297,888
    2,000     Nitto Denko Corp.                                      78,548
        7     NTT Data Corp.                                         93,368
       23     NTT DoCoMo, Inc. +                                    769,081
    5,000     Omron Corp.                                           136,162
    1,800     Orix Corp.                                            257,095
   27,000     Osaka Gas Co.                                          73,777
    9,000     Ricoh Corp., LTD                                      190,070
      600     Rohm Co., LTD                                         201,186
    1,000     Seven-Eleven Japan Co., LTD                           123,194
   15,000     Sharp Corp.                                           289,691
    1,200     Softbank Corp.                                        295,665
    2,200     Sony Corp.                                            252,890
   11,000     Sumitomo Bank LTD                                     137,653
   15,000     Sumitomo Chemical Co., LTD                             74,750
   15,000     Sumitomo Trust & Banking                              109,763
    3,000     Takeda Chemical Industries +                          197,573


                       See notes to financial statements.

INTERNATIONAL EQUITY PORTFOLIO
Portfolio of Investments (Continued)

As of April 30, 2000 (unaudited)

Shares        Issuer                                                    Value (USD)
------------------------------------------------------------------------------------
 Long-Term Investments -- Continued
------------------------------------------------------------------------------------
              Japan -- Continued
    2,000     Tokyo Electron LTD                                       $   326,232
   30,000     Toshiba Corp. +                                              291,218
    8,000     Toyota Motor Corp.                                           397,926
    1,500     Trend Micro Inc. *                                           225,083
   40,000     UBE Industries LTD                                            87,069
                                                                       -----------
                                                                         9,824,988
              Mexico -- 0.5%
   40,000     Alfa SA, Class A *                                           123,698
   95,000     Grupo Elektra SA                                              92,880
                                                                       -----------
                                                                           216,578
              Netherlands -- 2.9%
      170     Gucci Group NV                                                15,094
    8,836     Koninklijke Philips Electronics NV                           393,823
    9,000     Royal Dutch Petroleum Co., NV                                522,363
    6,276     VNU NV                                                       335,474
                                                                       -----------
                                                                         1,266,754
              Portugal -- 0.4%
    7,139     Banco Espirito Santo SA                                      165,351

              Singapore -- 0.0%
   15,000     DBS Land LTD                                                  21,272

              South Africa -- 0.5%
   32,600     Dimension Data Holdings LTD *                                213,999

              Spain -- 4.3%
   27,621     Amadeus Global Travel Distribution SA, Class A *             341,199
    6,031     Bankinter SA                                                 285,675
   16,915     Continente SA                                                262,723
   14,960     Endesa SA                                                    324,213
    9,816     Fomento de Construcciones y Contratas SA                     201,053
   21,833     Telefonica SA                                                485,461
                                                                       -----------
                                                                         1,900,324
              Sweden -- 3.9%
    2,088     Framtidsfabriken AB *                                         34,245
    9,454     Skandia Forsakrings AB                                       452,501
   14,036     Telefonaktiebolaget LM Ericsson, Class B                   1,248,097
                                                                       -----------
                                                                         1,734,843
              Switzerland -- 7.7%
    6,389     ABB LTD *                                                    716,554
    1,846     Charles Voegele Holding AG *                                 358,436
      152     Compagnie Financiere Richemont, Class A                      369,142
    2,556     Credit Suisse Group                                          461,481
      943     Distefora Holding AG *                                       292,416
    3,700     Fantastic Corp. *                                             67,886
      261     Nestle SA                                                    459,885
      324     Novartis AG                                                  452,394
      215     PubliGroupe SA                                               165,739
      416     Sia Abrasives Holding AG *                                    59,556
                                                                       -----------
                                                                         3,403,489
              Thailand -- 0.0%
   10,700     Electricity Generating Public Co., LTD                        13,001
    1,100     PTT Exploration & Production Public Co., LTD, Foreign
              Shares *                                                       5,577
                                                                       -----------
                                                                            18,578


                       See notes to financial statements.

INTERNATIONAL EQUITY PORTFOLIO
Portfolio of Investments (Continued)

As of April 30, 2000 (unaudited)

Shares         Issuer                                              Value (USD)
--------------------------------------------------------------------------------
 Long-Term Investments -- Continued
--------------------------------------------------------------------------------
               United Kingdom -- 18.7%
    12,393     AstraZeneca Group PLC                              $   518,484
    29,183     Barclays PLC +                                         745,541
   109,078     BP Amoco PLC +                                         941,036
    17,576     British Aerospace PLC +                                107,742
    33,166     British Telecom PLC                                    593,931
    20,581     Cable & Wireless PLC                                   340,383
     2,614     Filtronic PLC                                           70,359
    14,597     Glaxo Wellcome PLC                                     449,900
    25,466     Hanson PLC                                             187,012
    39,587     HSBC Holdings PLC                                      437,915
    22,522     Kingfisher PLC                                         184,227
    20,219     Laporte PLC                                            165,153
   323,504     Laporte PLC, Class B *                                   3,775
    80,215     Legal & General Group PLC                              209,044
    20,496     Marconi Electronic Systems PLC                         255,588
     2,294     NXT PLC *                                               40,956
     5,174     PowderJect Pharmaceuticals PLC *                        35,581
    11,597     Sema Group PLC                                         186,206
    17,466     Shell Transport & Trading Co., PLC                     141,987
    52,909     SmithKline Beecham PLC                                 723,168
    93,513     Tesco PLC                                              318,628
   308,877     Vodafone AirTouch PLC +                              1,415,267
    14,165     WPP Group PLC                                          227,879
                                                                  -----------
                                                                    8,299,762
               United States--1.2%
     4,300     Infonet Services Corp., Class B *                       72,563
     5,000     LHS Group, Inc. *                                      196,193
     3,032     Uproar LTD. # *                                         43,237
       900     Uproar, Inc. *                                          12,263
     5,750     Viatel, Inc. *                                         219,938
                                                                  -----------
                                                                      544,194
              ----------------------------------------------------------------
               Total Common Stock                                  41,327,357
               (Cost $35,984,331)
              ----------------------------------------------------------------
               Preferred Stock -- 1.1%
               -----------------------
               Germany -- 1.1%
       630     Marschollek Lautenschlaeger und Partner AG             333,037
       245     SAP AG                                                 144,313
              ----------------------------------------------------------------
               Total Preferred Stock                                  477,350
               (Cost $307,570)
              ----------------------------------------------------------------
               Convertible Preferred Stock--0.0%
               ---------------------------------
               Australia -- 0.0%
     1,091     Lang Corp., LTD, 6.00%, 12/30/04                         5,384
               (Cost $5,225)

               Option -- 0.0%
               --------------
               Australia -- 0.0%
       545     Lang Corp., LTD, Expires 12/30/04                          446
               (Cost $0)

               Warrant -- 0.0%
               ---------------
               Germany -- 0.0%
        56     Muenchener Rueckversicherungs-Gesellschaft AG,
               Expires 06/03/02                                         4,273
               (Cost $0)


                       See notes to financial statements.

INTERNATIONAL EQUITY PORTFOLIO
Portfolio of Investments (Continued)

As of April 30, 2000 (unaudited)

Shares        Issuer                                                  Value (USD)
--------------------------------------------------------------------------------
 Long-Term Investments -- Continued
--------------------------------------------------------------------------------
              Redeemable Unsecured Loan Stock--0.0%
              -------------------------------------
              Malaysia -- 0.0%
  60,000      Sunway Building Technology, BHD, 3.00%, 07/30/01 *     $    14,842
              (Cost $24,077)
  Principal
  Amount
  (DEM)
              Convertible Bond -- 0.0%
              ------------------------
              Germany -- 0.0%
  11,440      DaimlerChysler AG, 5.75%, 06/14/02                           5,195
              (Cost $5,842)
--------------------------------------------------------------------------------
              Total Investments -- 94.1%                             $41,834,847
              (Cost $36,327,045)
--------------------------------------------------------------------------------

Long Futures Outstanding
------------------------
                                                                          Notional         Unrealized
  Number                                                 Original         Value at        Appreciation/
   of                                    Expiration      Notional         04/30/00       (Depreciation)
Contracts     Description                   Date        Value (USD)         (USD)            (USD)
-------------------------------------------------------------------------------------------------------
      3       All Ordinaries
               Stock Price Index          June 2000     $  142,769       $  137,269          ($5,500)
      3       FT-SE 100 Index             June 2000        307,690          297,998           (9,692)
     22       DJ Euro Stoxx 50 Index      June 2000      1,023,206        1,060,674           37,468

Summary of Investments by Industry, April 30, 2000
--------------------------------------------------
Industry                             % of Investment Securities
-----------------------------------------------------------------
Telecommunications                       19.1%
Banking                                   9.7%
Electronics/Electrical Equipment          7.8%
Telecommunications Equipment              6.5%
Pharmaceuticals                           6.3%
Oil & Gas                                 5.8%
Financial Services                        5.1%
Retailing                                 3.8%
Food/Beverage Products                    3.5%
Construction                              2.9%
Insurance                                 2.8%
Semi-Conductors                           2.5%
Diversified                               2.4%
Internet Services/Software                2.3%
Computer Software                         2.0%
Other (below 2%)                         17.5%
-----------------------------------------------------------------
Total                                   100.0%
-----------------------------------------------------------------

Index:
*   -- Non-income producing security.
#   -- Security may only be sold to qualified institutional buyers.
+   -- All or a portion of this security is segregated for forward foreign currency contracts.
ADR -- American Depositary Receipt.


                       See notes to financial statements.

--------------------------------------------------------------------------------

INTERNATIONAL EQUITY PORTFOLIO
Statement of Assets and Liabilities April 30, 2000 (unaudited)

--------------------------------------------------------------------------------

   ASSETS:
==================================================================================
    Investment securities, at value (Note 1) ........................ $41,834,847
    Cash ............................................................   2,613,430
    Foreign cash (Cost $640,153) (a).................................     609,249
    Other assets ....................................................         113
    Receivables:
     Variation margin on futures contracts ..........................      22,523
     Investment securities sold .....................................     899,696
     Interest and dividends .........................................     105,334
     Other ..........................................................         472
----------------------------------------------------------------------------------
      Total Assets ..................................................  46,085,664
----------------------------------------------------------------------------------
   LIABILITIES:
    Payables:
     Investment securities purchased ................................   1,471,743
     Open forward currency contracts ................................         510
     Other ..........................................................         141
    Accrued liabilities: (Note 2)
     Custodian fees .................................................      11,987
     Other ..........................................................     154,966
----------------------------------------------------------------------------------
      Total Liabilities .............................................   1,639,347
----------------------------------------------------------------------------------
   NET ASSETS APPLICABLE TO INVESTORS' BENEFICIAL INTERESTS ......... $44,446,317
----------------------------------------------------------------------------------
   Cost of investments .............................................. $36,327,045
==================================================================================

(a) Includes foreign cash segregated for open futures contracts.


                       See notes to financial statements.

--------------------------------------------------------------------------------

INTERNATIONAL EQUITY PORTFOLIO
Statement of Operations For the six months ended April 30, 2000 (unaudited)

--------------------------------------------------------------------------------

   INVESTMENT INCOME:
========================================================================
    Dividend .............................................  $  195,591
    Interest .............................................      41,770
    Foreign taxes withheld ...............................     (22,547)
------------------------------------------------------------------------
     Total investment income .............................     214,814
------------------------------------------------------------------------
   EXPENSES: (Note 2)
    Investment advisory fees .............................     202,762
    Administration fees ..................................      10,138
    Accounting fees ......................................      27,961
    Custodian fees .......................................      30,414
    Professional fees ....................................      32,423
    Trustees' fees .......................................         423
    Other ................................................      29,238
------------------------------------------------------------------------
     Total expenses ......................................     333,359
------------------------------------------------------------------------
   Less amounts waived (Note 2) ..........................     212,900
------------------------------------------------------------------------
    Net expenses .........................................     120,459
------------------------------------------------------------------------
     Net investment income ...............................      94,355
------------------------------------------------------------------------
   REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
    Net realized gain (loss) on:
     Investments .........................................   4,802,253
     Futures transactions ................................     221,329
     Foreign exchange transactions .......................    (172,312)
    Change in net unrealized appreciation/depreciation of:
     Investments .........................................   1,504,488
     Futures contracts ...................................      45,601
     Foreign exchange transactions .......................      77,405
------------------------------------------------------------------------
    Net realized and unrealized gain .....................   6,478,764
------------------------------------------------------------------------
    Net increase in net assets from operations ...........  $6,573,119
========================================================================


                       See notes to financial statements.

--------------------------------------------------------------------------------

INTERNATIONAL EQUITY PORTFOLIO
Statement of Changes in Net Assets For the periods indicated (unaudited)

--------------------------------------------------------------------------------

                                                         11/01/99           Year
                                                         Through            Ended
                                                         04/30/00         10/31/99
------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
 Net investment income ............................... $    94,355      $   143,228

 Net realized gain on investments, futures contracts
 and foreign exchange transactions ...................   4,851,270        2,069,952

 Change in net unrealized gain on investments, futures
 contracts and foreign exchange transactions .........   1,627,494        2,886,581
------------------------------------------------------------------------------------
  Increase in net assets from operations .............   6,573,119        5,099,761
------------------------------------------------------------------------------------
TRANSACTIONS IN INVESTORS' BENEFICIAL INTERESTS:
 Contributions .......................................  33,357,391       46,633,194
 Withdrawals ......................................... (28,051,989)     (44,717,716)
------------------------------------------------------------------------------------
  Net increase from transactions in
  investors' beneficial interests ....................   5,305,402        1,915,478
------------------------------------------------------------------------------------
 Net increase in net assets ..........................  11,878,521        7,015,239
NET ASSETS:
 Beginning of period .................................  32,567,796       25,552,557
------------------------------------------------------------------------------------
 End of period ....................................... $44,446,317      $32,567,796
====================================================================================


                       See notes to financial statements.

--------------------------------------------------------------------------------

INTERNATIONAL EQUITY PORTFOLIO
Notes to Financial Statements (unaudited)

--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

International Equity Portfolio (the "Portfolio") ("IEP") is separately registered under the Investment Company Act of 1940, as amended, as a non-diversified, open end management investment company organized as a trust under the Laws of the State of New York. The declaration of trust permits the Trustees to issue beneficial interests in the Portfolio.

The following is a summary of significant accounting policies followed by the
Portfolio:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Investments in international markets may involve certain considerations and risks not typically associated with investments in the United States. Future economic and political developments in foreign countries could adversely affect the liquidity or value, or both, of such securities in which the Portfolio is invested.

     A. Valuation of Investments -- Equity securities, purchased options and futures contracts are valued at the last sale price on the exchange on which they are primarily traded, including the NASDAQ National Market. Securities for which sale prices are not available and other over-the-counter securities are valued at the last quoted bid price. Bonds and other fixed income securities (other than short-term obligations), including listed issues, are valued on the basis of valuations supplied by pricing services or by matrix pricing systems of a major dealer in bonds. Short-term debt securities with 61 days or more to maturity at time of purchase are valued, through the 61st day prior to maturity, at market value based on quotations obtained from market makers or other appropriate sources; thereafter, the value on the 61st day is amortized on a straight-line basis over the remaining number of days to maturity. Short-term investments with 60 days or less to maturity at time of purchase are valued at amortized cost, which approximates market. Portfolio securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

     B. Repurchase Agreements -- It is the Portfolio's policy that repurchase agreements are fully collateralized by U.S. Treasury and Government Agency securities. All collateral is held by the Portfolio's custodian bank, subcustodian or a bank with which the custodian bank has entered into a subcustodian agreement, or is segregated in the Federal Reserve Book Entry System. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed or limited.

     C. Forward Foreign Currency Exchange Contracts -- The Portfolio may enter into forward foreign currency contracts (obligations to purchase or sell foreign currency in the future on a date and price fixed at the time the contracts are entered into) to hedge the Portfolio against fluctuations

INTERNATIONAL EQUITY PORTFOLIO
Notes to Financial Statements (unaudited) (Continued)


     in the value of its assets or liabilities due to change in the value of foreign currencies. Each day the forward contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market". When the forward contract is closed, or the delivery of the currency is made or taken, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Portfolio is subject to off-balance sheet risk to the extent of the value of the contracts for purchases of foreign currency and in an unlimited amount for sales of foreign currency.

     At April 30, 2000, the Portfolio had outstanding forward foreign currency contracts as detailed in Note 4.

     D. Foreign Currency Translation -- The books and records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates, or at the mean of the current bid and asked prices, of such currencies against the U.S. dollar as quoted by a major bank, on the following basis:

          1. Market value of investment securities and other assets and liabilities: at the rate of exchange at the balance sheet date.

          2. Purchases and sales of investment securities, income and expenses: at the rates of exchange prevailing on the respective dates of such transactions.

     Although the net assets of the Portfolio are presented at the foreign exchange rates and market values at the close of the periods, the Portfolio does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the year. Accordingly, such realized foreign currency gains (losses) are included in the reported net realized losses on security transactions.

     Reported realized foreign exchange gains or losses arise from disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolio's books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies which are held at period end.

     E. Futures Contracts -- When the Portfolio enters into a futures contract, it makes an initial margin deposit in a segregated account, either in cash or liquid securities. Thereafter, the futures contract is marked to market and the Portfolio makes (or receives) additional cash payments daily to the broker. Changes in the value of the contract are recorded as unrealized appreciation/depreciation until the contract is closed or settled.

INTERNATIONAL EQUITY PORTFOLIO
Notes to Financial Statements (unaudited) (Continued)


     Index futures contracts are used to control the asset mix of the Portfolio in the most efficient manner, allowing the Portfolio to adjust country exposures while incurring minimal transaction costs. Short index futures contracts are used for hedging purposes, i.e. to reduce the exposure to equities. Long index futures contracts are used to gain exposure to equities, when it is anticipated that this will be more efficient than buying stocks directly.

     Use of long futures contracts subjects the Portfolio to risk of loss up to the nominal value of the contract, use of short futures contracts subjects the Portfolio to unlimited losses.

     The Portfolio may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction, therefore, the Fund's credit risk is limited to failure of the exchange or board of trade.

     As of April 30, 2000, the Portfolio had outstanding futures contracts as described in the Portfolio of Investments.

     F. Security Transactions and Investment Income -- Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date.

     G. Federal Income Taxes -- The Portfolio intends to continue to qualify as a partnership and therefore net income and net realized gains are taxed to the partners. Accordingly, no tax provision is recorded by the Portfolio. The investors in the Portfolio must take into account their proportionate share of the Portfolio's income, gains, losses, deductions, credits and tax preference items in computing their federal income tax liability, without regard to whether they have received any cash distributions from the Portfolio. The Portfolio does not intend to distribute to investors its net investment income or its net realized gains, if any. It is intended that the Portfolio will be managed in such a way that investors in the Portfolio will be able to satisfy the requirements of subchapter M of the Internal Revenue Code to be taxed as regulated investment companies.

2. Fees and Other Transactions with Affiliates

     A. Investment Advisory Fee -- Pursuant to an Investment Advisory Agreement, The Chase Manhattan Bank ("Chase" or the "Advisor") acts as the Investment Advisor to the Portfolio. Chase is a direct wholly-owned subsidiary of The Chase Manhattan Corporation. As Investment Advisor, Chase supervises the investments of the Portfolio and for such services is paid a fee. The fee is computed daily and paid monthly at an annual rate equal to 1.00% of the Portfolio's average daily net assets. For the six months ended April 30, 2000, the Advisor voluntarily waived all of its fees for the Portfolio.

INTERNATIONAL EQUITY PORTFOLIO
Notes to Financial Statements (unaudited) (Continued)


     Chase Asset Management (London) Limited (CAM London), a registered investment advisor, is the sub-investment advisor to the Portfolio pursuant to a Sub-Investment Advisory Agreement between CAM London and Chase. CAM London is a wholly owned subsidiary of Chase and is entitled to receive a fee, payable by Chase from its advisory fee, at an annual rate equal to 0.50% of the Portfolio's average daily net assets.

     B. Custodial Fees -- Chase, as Custodian, provides safekeeping services for the Portfolio's securities. Compensation for such services are presented in the Statement of Operations as custodian fees.

     C. Administration Fee -- Pursuant to an Administration Agreement, Chase (the "Administrator") provides certain administration services to the Portfolio. For these services and facilities, the Administrator receives from the Portfolio a fee computed at the annual rate equal to 0.05% of the Portfolio's average daily net assets. For the six months ended April 30, 2000, the Administrator voluntarily waived all of its fees for the Portfolio.

3. Investment Transactions

For the six months ended April 30, 2000, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)............................ $27,382,670
Sales (excluding U.S. Government)................................  22,224,814

The portfolio turnover rate of IEP for the six months ended April 30, 2000, was 58%.

4. Open Forward Foreign Currency Contracts

The following forward foreign currency contracts were open at April 30, 2000.


    Contract                 Contract                           Unrealized
     Amount                   Amount               Settlement     (Loss)
    Purchased     Currency     Sold     Currency      Date        (USD)
============================================================================
      137,212       EUR      125,000      USD      05/02/00       $(334)
   32,346,000       JPY      300,000      USD      05/02/00        (176)
                                                                  -----
                                                                   (510)
                                                                  =====

EUR--European Currency Unit
JPY--Japanese Yen

INTERNATIONAL EQUITY PORTFOLIO
Notes to Financial Statements (unaudited) (Continued)


5. Foreign Cash Positions

                                  Delivery                               Net
                                    Value                   Market    Unrealized
                                   (Local        Cost       Value     Gain (Loss)
  Currency                        Currency)      (USD)      (USD)        (USD)
----------------------------------------------------------------------------------
Australian Dollar...............   170,008     $109,922    $ 99,285    $(10,637)
British Pound Sterling..........   105,387      166,948     163,966      (2,982)
EURO ...........................   128,954      124,929     117,129      (7,800)
Hong Kong Dollar ...............       973          125         125          --
Indonesian Rupiah ..............   961,005          283         122        (161)
Philippine Peso ................   154,056        3,567       3,732         165
Singapore Dollar ...............       566          334         332          (2)
South African Rand .............    12,541        1,937       1,850         (87)
Swedish Krona .................. 1,311,753      152,443     146,352      (6,091)
Swiss Franc ....................   131,405       79,474      76,162      (3,312)
Thai Baht ......................     7,363          191         194           3
                                               --------    --------    ---------
                                               $640,153    $609,249    $(30,904)
                                               ========    ========    =========

6. Retirement Plan

The Portfolio has adopted an unfunded noncontributory defined benefit pension plan covering all independent trustees of the Portfolio who will have served as independent trustees for at least five years at the time of retirement. Benefits under this plan are based on compensation and years of service. Pension expenses for the six months ended April 30, 2000, included in Trustees Fees in the Statement of Operations, and accrued pension liability included in other accrued liabilities, in the Statement of Assets and Liabilities were $135 and $1,367, respectively.

7. Bank Borrowings

The Portfolio may borrow money for temporary or emergency purposes. Any borrowings representing more than 5% of the Portfolio's total assets must be repaid before the Portfolio may make additional investments. The Portfolio has entered into an agreement, enabling it to participate with other Chase Vista Funds in an unsecured line of credit with a syndicate of banks, which permits borrowings up to $350 million, collectively. Interest is charged to the Portfolio based on its borrowings at an annual rate equal to the sum of the Federal Funds Rate plus 0.50%. The Portfolio also pays a commitment fee of 0.10% per annum on the average daily amount of the available commitment, which is allocated, on a pro-rata basis to the Portfolio. The commitment fee is included in Other expenses on the Statement of Operations. Borrowings are payable on demand.

The Portfolio had no borrowings outstanding at April 30, 2000, nor at any time during the six months then ended.

8. Concentrations -- At April 30, 2000, substantially all of the Portfolio's net assets consist of securities of issuers which are denominated in foreign currencies. Changes in currency exchange rates will affect the value of and investment income from such securities.

INTERNATIONAL EQUITY PORTFOLIO
Notes to Financial Statements (unaudited) (Continued)


At April 30, 2000, the Portfolio invested approximately 22.0% and 18.7% of its net assets in issuers in Japan and the United Kingdom, respectively. The issuers' abilities to meet their obligations may be affected by economic or political developments in the specific region.

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

--------------------------------------------------------------------------------

CHASE VISTA INTERNATIONAL EQUITY FUNDS SEMI-ANNUAL REPORT

--------------------------------------------------------------------------------

INVESTMENT ADVISER, ADMINISTRATOR, SHAREHOLDER AND FUND SERVICING AGENT AND CUSTODIAN
The Chase Manhattan Bank

DISTRIBUTOR
Vista Fund Distributors, Inc.

TRANSFER AGENT
DST Systems, Inc.

LEGAL COUNSEL
Simpson Thacher & Bartlett

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP

Chase Vista Funds are distributed by Vista Fund Distributors, Inc., which is unaffiliated with The Chase Manhattan Bank. Chase and its respective affiliates receive compensation from Chase Vista Funds for providing investment advisory and other services.

This report is submitted for the general information of the shareholders of the funds. It it not authorized for distribution to prospective investors in the funds unless preceded or accompanied by a prospectus.

The financial information in this report has been taken from the books and records of the funds without examination by independent accountants, who express no opinion thereto.

To obtain a prospectus for any of the Chase Vista Funds, call 1-800-34-VISTA. The prospectus contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.


(C) The Chase Manhattan Corporation, 2000. All Rights Reserved.        June 2000


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Chase Vista Funds Fulfillment Center
393 Manley Street
West Bridgewater, MA 02379-1039